                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934



               Date of Report - January 30, 1998
               Date of earliest event reported - January 26, 1998



                         FULTON FINANCIAL CORPORATION
            ------------------------------------------------------
            (Exact Name of Registrant as specified in its charter)


        Pennsylvania                     0-10587               23-2195389
------------------------------         -----------           --------------
(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification
                                                             Number)


One Penn Square, P.O. Box 4887, Lancaster, PA                  17604
---------------------------------------------                ----------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (717) 291-2411
                                                   --------------

Item 5.  Other Events
---------------------

(a) On January 26, 1998, Fulton Financial Corporation ("FFC") and Ambassador Bank of the Commonwealth ("ABC") entered into a Merger Agreement (the "Agreement"), under the terms of which: (i) ABC will be merged with and into Lafayette Bank ("LB"), a subsidiary of FFC (the "Merger"); (ii) LB will survive the Merger and operate as a wholly-owned subsidiary of FFC; and (iii) all of the outstanding shares of the common stock of ABC, par value $4.00 per share ("ABC Common Stock"), will be converted into shares of the common stock of FFC, par value $2.50 per share ("FFC Common Stock"). FFC has total assets of approximately $4.5 billion, and ABC has total assets of approximately $275 million.

     Under the terms of the Agreement, shares of ABC Common Stock will be exchanged for shares of FFC Common Stock on the effective date of the Merger based on a conversion ratio of 1.12 shares of FFC Common Stock for each share of ABC Common Stock outstanding. There are 1,917,153 shares of ABC Common Stock and outstanding options and warrants to acquire 418,169 shares. Each holder of an option or warrant to acquire ABC Common Stock which is outstanding on the effective date of the acquisition is to receive an equivalent number of shares of FFC Common Stock, as reduced by the exercise price of such option or warrant. By separate Warrant Agreement, FFC will have the right to acquire 475,000 shares of ABC Common Stock under certain conditions.

     ABC Common Stock is traded on NASDAQ Small Cap Market under the symbol "ABPA." The closing bid price for ABC Common Stock on NASDAQ was $26.375 on January 23, 1998 (the day prior to the public announcement of the Merger). The closing bid price for FFC Common Stock on the NASDAQ was $31.00 on January 23, 1998.

     Consummation of the Agreement is subject to various conditions, including, among others, (i) the approval of the Merger by the Federal Reserve Board, the Federal Deposit Insurance Corporation and the Pennsylvania Banking Department;
(ii) the approval of the Merger by the shareholders of ABC; and (iii) the absence of any material adverse change in the financial condition or operating results of ABC.

     Assuming that all conditions are satisfied without unexpected delay, it is anticipated that the effective date of the Merger will occur during the third or fourth quarter of 1998 It is also anticipated that the transaction will be accounted for as a pooling-of-interests for financial reporting purposes.

     On August 15, 1997, FFC entered into a Merger Agreement with Keystone Heritage Group, Inc. ("KHG"), pursuant to which KHG will be merged with and into FFC. Under the terms of the Merger Agreement, each of the outstanding shares of common stock of KHG will be exchanged, as of the effective date of the merger, for 1.83 shares of FFC Common Stock. FFC and KHG intend to complete the transaction as of March 27, 1998; however, consummation of the transaction contemplated by the Merger Agreement is subject to various conditions, including approval of the shareholders of KHG at a special meeting to be held on February 17, 1998 and receipt of required regulatory approvals.

     Pursuant to General Instruction F to Form 8-K, the Press Release dated January 26, 1998 announcing execution of the Agreement attached to this Current Report as Exhibit 1 is hereby incorporated herein by reference.

Item 7.  Financial Statement and Exhibits.
-----------------------------------------

     The following exhibits are attached to this Current Report.

     1.   Press Release dated January 26, 1998.

     2. Merger Agreement between Fulton Financial Corporation and Ambassador Bank of the Commonwealth dated as of January 26, 1998.

     3. Warrant Agreement between Fulton Financial Corporation and Ambassador Bank of the Commonwealth dated as of January 26, 1998.

     4.   Warrant dated as of January 26, 1998.

                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, Fulton Financial Corporation has caused this Report to be signed on its behalf by the undersigned hereunto fully authorized.


                              FULTON FINANCIAL CORPORATION


                              By:  /s/ Rufus A. Fulton, Jr.
                                   ------------------------------------
                                    Rufus A. Fulton, Jr.,
                                    President and Chief Executive
                                      Officer

Date:  January 30, 1998

                               FULTON FINANCIAL
                               ----------------
                                  CORPORATION




FOR IMMEDIATE RELEASE                 Fulton Financial Contact: Laura J. Wakeley
Full text available on PR NEWSWIRE               Office:          (717)291-2616





                    FULTON FINANCIAL CORPORATION TO ACQUIRE

                      AMBASSADOR BANK OF THE COMMONWEALTH




     (January 26) -- Lancaster, Pa. - Fulton Financial Corporation (NASDAQ:
FULT), the fifth largest bank holding company based in Pennsylvania, with assets of $4.5 billion, has signed a definitive agreement to acquire Ambassador Bank of the Commonwealth (NASDAQ: ABPA), based in Allentown, Pennsylvania.

     The merger announcement was made jointly today by Rufus A. Fulton, Jr., president and chief executive officer of Fulton Financial; Timothy J. McDonald, Ambassador Bank's president and chief executive office; and Martin D. Cohen, Esq., chairman of Ambassador Bank.

     "This is a natural extension of our franchise," said Fulton. "It is consistent with our strategy to provide banking services to strong economic communities. The Lehigh Valley area is a thriving region and this acquisition solidifies our market presence."

FULTON FINANCIAL TO ACQUIRE AMBASSADOR BANK                           Page 2


     McDonald said that Ambassador's affiliation with Fulton Financial "offers us an opportunity to enhance our array of products, services and delivery methods to current and prospective customers, while maintaining our unique community commitment and focus. Additional resources made available through this affiliation will enhance our momentum in franchise growth, customer service and all aspects of competitiveness."

     "In a relatively short period of time, Ambassador has developed a strong, unique franchise. The timing of this opportunity is right for all our constituencies," said Cohen. "Fulton Financial is clearly a high quality organization and dedicated to the autonomy of their various community banks."

     According to the merger agreement, each share of Ambassador Bank's common stock outstanding at the time of the merger will be exchanged for 1.12 shares of Fulton Financial common stock. Based on the $31.00 per share closing bid price of Fulton Financial on January 23rd, the value per share of Ambassador is $34.72. This price equates to 32.8 times estimated trailing 12-month earnings, 23 times projected 1998 earnings, and a multiple of 3.15 times Ambassador's book value as of December 31, 1997. As of year end, Ambassador had outstanding 1.9 million shares of common stock, and warrants and options for approximately 400,000 additional shares.

     Fulton Financial will acquire all issued and outstanding shares of common stock of Ambassador Bank by means of tax-free merger on a pooling-of-interests accounting basis. In

FULTON FINANCIAL TO ACQUIRE AMBASSADOR BANK                           Page 3


conjunction with this agreement, Fulton Financial received an option to purchase
19.9 percent of the shares of Ambassador's stock at the current market value.

     Ambassador Bank, with $275 million in assets, is based in Allentown and operates eight community banking offices in Lehigh and Northampton Counties. A ninth location will be opened this summer on Route 378 in Saucon Valley. Fulton Financial's present Lehigh Valley affiliate bank, Lafayette Bank, with $450 million in assets and headquartered in Easton, has 13 branches in Northampton County.

     Lafayette Bank and Ambassador Bank will be joined together, with the boards of Lafayette and Ambassador combining as well. A name change will be considered by the combined boards. The new entity will have assets of approximately $725 million.

     The acquisition is subject to approval by bank regulatory authorities and Ambassador Bank shareholders. It is expected to close during the third quarter of 1998.

     Fulton Financial expects to complete its acquisition of the Keystone Heritage Group, Inc., whose sole banking subsidiary is Lebanon Valley National Bank, at the end of the first quarter of 1998. Once the mergers are finalized, Fulton Financial will have assets of over $5.4 billion.

     Fulton currently operates more than 120 banking offices in Pennsylvania, Maryland, Delaware and New Jersey through eleven affiliate banks: Fulton Bank, Lancaster; Farmers Trust

FULTON FINANCIAL TO ACQUIRE AMBASSADOR BANK                           Page 4


Bank, Lebanon; Swineford National Bank, Middleburg; Lafayette Bank, Easton; FNB Bank, N.A., Danville; Great Valley Bank, Reading; Hagerstown Trust, Hagerstown, MD; Delaware National Bank, Georgetown, DE: The Bank of Gloucester County, Woodbury, NJ; The Woodstown National Bank and Trust Co., Woodstown, NJ; and The Peoples Bank of Elkton, Elkton, MD.

     Additional information on Fulton Financial Corporation is available on the Internet at www.fult.com.

1998

                                     # # #

                               MERGER AGREEMENT

                                BY AND BETWEEN

                      AMBASSADOR BANK OF THE COMMONWEALTH

                                      AND

                         FULTON FINANCIAL CORPORATION

                                  DATED AS OF

                               JANUARY 26, 1998

                               TABLE OF CONTENTS
                               -----------------


                                                                            Page
                                                                            ----
ARTICLE I - ARTICLES OF MERGER.............................................    1
            ------------------
     Section 1.1  Articles of Merger.......................................    1
                  ------------------


ARTICLE II - CONVERSION OF SHARES AND EXCHANGE OF STOCK CERTIFICATES.......    2
             -------------------------------------------------------
     Section 2.1  Conversion of Shares.....................................    2
                  --------------------
            (a)   General..................................................    2
                  -------
            (b)   Antidilution Provision...................................    2
                  ----------------------
            (c)   No Fractional Shares.....................................    2
                  --------------------
            (d)   Closing Market Price.....................................    2
                  --------------------
     Section 2.2  Exchange of Stock Certificates...........................    3
                  ------------------------------
            (a)   Exchange Agent...........................................    3
                  --------------
            (b)   Surrender of Certificates................................    3
                  -------------------------
            (c)   Dividend Withholding.....................................    4
                  --------------------
            (d)   Failure to Surrender Certificates........................    4
                  ---------------------------------
            (e)   Expenses.................................................    4
                  --------
     Section 2.3  Treatment of ABC Rights..................................    4
                  -----------------------
     Section 2.4  Reservation of Shares....................................    5
                  ---------------------
     Section 2.5  Taking Necessary Action..................................    5
                  -----------------------
     Section 2.6  Press Releases...........................................    5
                  --------------

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF ABC........................    5
              -------------------------------------
     Section 3.1  Authority................................................    5
                  ---------
     Section 3.2  Subsidiaries.............................................    6
                  ------------
     Section 3.3  Organization and Standing................................    6
                  -------------------------
     Section 3.4  Capitalization...........................................    6
                  --------------
     Section 3.5  Articles of Incorporation, Bylaws and Minute Books.......    6
                  --------------------------------------------------
     Section 3.6  Financial Statements.....................................    6
                  --------------------
     Section 3.7  Absence of Undisclosed Liabilities.......................    7
                  ----------------------------------
     Section 3.8  Absence of Changes.......................................    7
                  ------------------
     Section 3.9  Dividends, Distributions and Stock Purchases.............    7
                  --------------------------------------------
     Section 3.10 Taxes....................................................    7
                  -----
     Section 3.11 Title to and Condition of Assets.........................    8
                  --------------------------------
     Section 3.12 Contracts................................................    8
                  ---------
     Section 3.13 Litigation and Governmental Directives...................    9
                  --------------------------------------
     Section 3.14 Compliance with Laws; Governmental Authorizations........    9
                  -------------------------------------------------
     Section 3.15 Insurance................................................    9
                  ---------
     Section 3.16 Financial Institutions Bonds.............................    9
                  ----------------------------
     Section 3.17 Labor Relations and Employment Agreements................   10
                  -----------------------------------------


     Section 3.18 Employee Benefit Plans....................................  10
                  ----------------------
     Section 3.19 Related Party Transactions................................  11
                  --------------------------
     Section 3.20 No Finder.................................................  11
                  ---------
     Section 3.21 Complete and Accurate Disclosure..........................  11
                  --------------------------------
     Section 3.22 Environmental Matters.....................................  12
                  ---------------------
     Section 3.23 Proxy Statement/Prospectus................................  12
                  --------------------------
     Section 3.24 Securities Matters........................................  12
                  ------------------
     Section 3.25 Reports...................................................  13
                  -------
     Section 3.26 Loan Portfolio of ABC.....................................  13
                  ---------------------
     Section 3.27 Investment Portfolio......................................  13
                  --------------------
     Section 3.28 Regulatory Examinations...................................  13
                  -----------------------

 ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF FFC.........................  14
              -------------------------------------
     Section 4.1  Authority.................................................  14
                  ---------
     Section 4.2  Organization and Standing.................................  14
                  -------------------------
     Section 4.3  Capitalization............................................  14
                  --------------
     Section 4.4  Articles of Incorporation and Bylaws......................  15
                  ------------------------------------
     Section 4.5  Subsidiaries..............................................  15
                  ------------
     Section 4.6  Financial Statements......................................  15
                  --------------------
     Section 4.7  Absence of Undisclosed Liabilities........................  16
                  ----------------------------------
     Section 4.8  Absence of Changes........................................  16
                  ------------------
     Section 4.9  Litigation and Governmental Directives....................  16
                  --------------------------------------
     Section 4.10 Compliance with Laws; Governmental Authorizations.........  16
                  -------------------------------------------------
     Section 4.11 Complete and Accurate Disclosure..........................  17
                  --------------------------------
     Section 4.12 Labor Relations...........................................  17
                  ---------------
     Section 4.13 Employee Benefits Plans...................................  17
                  -----------------------
     Section 4.14 Environmental Matters.....................................  18
                  ---------------------
     Section 4.15 SEC Filings...............................................  18
                  -----------
     Section 4.16 Proxy Statement/Prospectus................................  18
                  --------------------------
     Section 4.17 Accounting Treatment......................................  18
                  --------------------
     Section 4.18 Regulatory Approvals......................................  19
                  --------------------

 ARTICLE V - COVENANTS OF ABC...............................................  19
             ----------------
     Section 5.1  Conduct of Business.......................................  19
                  -------------------
     Section 5.2  Best Efforts..............................................  21
                  ------------
     Section 5.3  Access to Properties and Records..........................  21
                  --------------------------------
     Section 5.4  Subsequent Financial Statements...........................  21
                  -------------------------------
     Section 5.5  Update Schedules..........................................  21
                  ----------------
     Section 5.6  Notice....................................................  21
                  ------
     Section 5.7  Other Proposals...........................................  22
                  ---------------
     Section 5.8  Affiliate Letters.........................................  22
                  -----------------


     Section 5.9  No Purchases or Sales of FFC Common Stock During Price
                  ------------------------------------------------------
          Determination Period..............................................  22
          --------------------
     Section 5.10 Accounting Treatment......................................  22
                  --------------------
     Section 5.11 Employment Obligations....................................  23
                  ----------------------
 ARTICLE VI - COVENANTS OF FFC..............................................  23
              ----------------
     Section 6.1  Best Efforts..............................................  23
                  ------------
          (a)     Applications for Regulatory Approval......................  23
                  ------------------------------------
          (b)     Registration Statement....................................  23
                  ----------------------
          (c)     State Securities Laws.....................................  24
                  ---------------------
          (d)     Stock Listing.............................................  24
                  -------------
          (e)     LB........................................................  24
                  --
          (f)     Accounting Treatment......................................  24
                  --------------------
          (f)     Adopt Amendments..........................................  24
                  ----------------
     Section 6.2  Access to Properties and Records..........................  24
                  --------------------------------
     Section 6.3  Subsequent Financial Statements...........................  24
                  -------------------------------
     Section 6.4  Update Schedules..........................................  25
                  ----------------
     Section 6.5  Notice....................................................  25
                  ------
     Section 6.6  Employment Arrangements...................................  25
                  -----------------------
     Section 6.7  No Purchase or Sales of FFC Common Stock During Price
                  -----------------------------------------------------
          Determination Period..............................................  26
          --------------------
     Section 6.9  Appointment of FFC Director...............................  27
                  ---------------------------

 ARTICLE VII - CONDITIONS PRECEDENT.........................................  27
               --------------------
     Section 7.1  Common Conditions.........................................  27
                  -----------------
          (a)     Stockholder Approval......................................  27
                  --------------------
          (b)     Regulatory Approvals......................................  27
                  --------------------
          (c)     Stock Listing.............................................  28
                  -------------
          (d)     Tax Opinion...............................................  28
                  -----------
          (e)     Registration Statement....................................  29
                  ----------------------
          (f)     No Suits..................................................  29
                  --------
          (g)     Pooling...................................................  29
                  -------
     Section 7.2  Conditions Precedent to Obligations of FFC................  29
                  ------------------------------------------
          (a)     Accuracy of Representations and Warranties................  29
                  ------------------------------------------
          (b)     Covenants Performed.......................................  30
                  -------------------
          (c)     Opinion of Counsel for ABC................................  30
                  --------------------------
          (d)     Affiliate Agreements......................................  30
                  --------------------
          (f)     Financial Confirmation....................................  30
                  ----------------------
          (g)     Accountants' Letter.......................................  31
                  -------------------
          (h)     Federal and State Securities and Antitrust Laws...........  31
                  -----------------------------------------------
          (i)     Dissenting Stockholders...................................  32
                  -----------------------


          (j)  Environmental Matters........................................  32
               ---------------------
          (k)  Keystone Financial, Inc......................................  32
               ------------------------
          (l)  Employment Obligations.......................................  32
               ----------------------
          (m)  Required Notices, Consents and Approvals.....................  32
               ----------------------------------------
          (n)  Closing Documents............................................  32
               -----------------
     Section 7.3  Conditions Precedent to the Obligations of ABC............  33
                  ----------------------------------------------
          (a)  Accuracy of Representations and Warranties...................  33
               ------------------------------------------
          (b)  Covenants Performed..........................................  33
               -------------------
          (c)  Opinion of Counsel for FFC...................................  33
               --------------------------
          (d)  Fairness Opinion.............................................  33
               ----------------
          (e)  Financial Confirmation.......................................  33
               ----------------------
          (f)  Closing Documents............................................  34
               -----------------
          (g)  Market Price of FFC Common Stock.............................  34
               --------------------------------

 ARTICLE VIII - TERMINATION, AMENDMENT AND WAIVER...........................  35
                ---------------------------------
     Section 8.1  Termination...............................................  35
                  -----------
          (a)     Mutual Consent............................................  35
                  --------------
          (b)     Unilateral Action by FFC..................................  35
                  ------------------------
          (c)     Unilateral Action By ABC..................................  35
                  ------------------------
     Section 8.2  Effect of Termination.....................................  36
                  ---------------------
          (a)     Effect....................................................  36
                  ------
          (b)     Limited Liability.........................................  36
                  -----------------
          (c)     Confidentiality...........................................  36
                  ---------------
     Section 8.3  Amendment.................................................  36
                  ---------
     Section 8.4  Waiver....................................................  36
                  ------

 ARTICLE IX - RIGHTS OF DISSENTING STOCKHOLDERS OF ABC......................  37
              ----------------------------------------
     Section 9.1  Rights of Dissenting Stockholders of ABC..................  37
                  ----------------------------------------

 ARTICLE X - CLOSING AND EFFECTIVE DATE.....................................  37
             --------------------------
     Section 10.1 Closing...................................................  37
                  -------
     Section 10.2 Effective Date............................................  37
                  --------------

 ARTICLE XI - NO SURVIVAL OF REPRESENTATIONS AND WARRANTIES.................  37
              ---------------------------------------------
     Section 11.1 No Survival...............................................  37
                  -----------

 ARTICLE XII - GENERAL PROVISIONS...........................................  38
               ------------------
     Section 12.1 Expenses..................................................  38
                  --------
     Section 12.2 Other Mergers and Acquisitions............................  38
                  ------------------------------
     Section 12.3 Notices...................................................  38
                  -------
     Section 12.4 Counterparts..............................................  39
                  ------------
     Section 12.5 Governing Law.............................................  39
                  -------------
     Section 12.6 Parties in Interest.......................................  39
                  -------------------
     Section 12.7 Entire Agreement..........................................  39
                  ----------------

                               INDEX OF SCHEDULES
                               ------------------



Schedule 3.1              Required Notices, Consents and Approvals
------------
Schedule 3.3              Organization and Standing
------------
Schedule 3.4              ABC Rights
------------
Schedule 3.7              Undisclosed Liabilities
------------
Schedule 3.8              Changes
------------
Schedule 3.9              Dividends, Distributions and Stock Purchases
------------
Schedule 3.10             Taxes
-------------
Schedule 3.11             Title to and Condition of Assets
-------------
Schedule 3.12             Contracts
-------------
Schedule 3.13             Litigations and Governmental Directives
-------------
Schedule 3.14             Compliance with Laws; Governmental Authorizations
-------------
Schedule 3.15             Insurance
-------------
Schedule 3.16             Financial Institution Bonds
-------------
Schedule 3.17             Labor Relations and Employment Agreements
-------------
Schedule 3.18             Employee Benefit Plans
-------------
Schedule 3.19             Related Party Transactions
-------------
Schedule 3.20             Finders
-------------
Schedule 3.22             Environmental Matters
-------------
Schedule 3.26             Loan Portfolio
-------------
Schedule 3.27             Investment Portfolio
-------------
Schedule 4.5              Subsidiaries
------------
Schedule 4.7              Undisclosed Liabilities
------------
Schedule 4.9              Litigation and Governmental Directives
------------
Schedule 4.10             Compliance with Laws; Governmental Authorizations
-------------
Schedule 4.14             Environmental Matters
-------------

                               INDEX OF EXHIBITS
                               -----------------


Exhibit A           Form of Warrant Agreement
---------

Exhibit B           Form of Warrant
---------

Exhibit C           Form of Articles of Merger
---------

Exhibit D           Form of Opinion of ABC's Counsel
---------

Exhibit E           Form of Opinion of FFC's Counsel
---------

                                MERGER AGREEMENT
                                ----------------


     Merger Agreement made as of the 26th day of January, 1998 (the "Agreement"), by and between FULTON FINANCIAL CORPORATION, a Pennsylvania business corporation having its administrative headquarters at One Penn Square,
P. O. Box 4887, Lancaster, Pennsylvania 17604 ("FFC"), and AMBASSADOR BANK OF THE COMMONWEALTH, a Pennsylvania bank and trust company having its administrative headquarters at 4127 Tilghman Street, Allentown, Pennsylvania 18104 ("ABC").

                                  BACKGROUND:
                                  -----------

     FFC is a Pennsylvania bank holding company. ABC is a Pennsylvania bank. FFC wishes to acquire ABC, and ABC wishes to be acquired by FFC. Subject to the terms and conditions of this Agreement, the foregoing transaction will be accomplished by means of a merger (the "Merger") in which: (i) ABC will be merged with and into Lafayette Bank ("LB"), which is a wholly-owned subsidiary of FFC; (ii) LB will survive the Merger and operate as a wholly-owned subsidiary of FFC; and (iii) all of the outstanding shares of the common stock of ABC, par value $4.00 per share ("ABC Common Stock"), will be converted into shares of the common stock of FFC, par value $2.50 per share ("FFC Common Stock"). Any reference to ABC or LB after the merger of ABC with and into LB shall mean the surviving entity of said merger. In connection with the execution of this Agreement, the parties have entered into a Warrant Agreement in the form of Exhibit A attached hereto (the "Warrant Agreement"), which provides for the
---------
delivery by ABC of a warrant in the form of Exhibit B attached hereto (the
                                            ---------
"Warrant") entitling FFC to purchase shares of the ABC Common Stock in certain circumstances.


                                  WITNESSETH:
                                  -----------

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound, the parties hereby agree as follows:


                                   ARTICLE I
                               ARTICLES OF MERGER
                               ------------------

     Section 1.1  Articles of Merger.  Subject to the terms and conditions of
                  ------------------
this Agreement, ABC shall merge with and into LB in accordance with the Articles of Merger substantially in the form of Exhibit C attached hereto.
                                       ---------

                                  ARTICLE II
            CONVERSION OF SHARES AND EXCHANGE OF STOCK CERTIFICATES
            -------------------------------------------------------

     Section 2.1  Conversion of Shares.  On the Effective Date (as defined in
                  --------------------
Section 10.2 herein) the shares of ABC Common Stock then outstanding shall be converted into shares of FFC Common Stock, as follows:

                  (a) General:  Subject to the provisions of Sections 2.1(b) and
                      -------
2.1(c) and Article IX herein, each share of ABC Common Stock issued and outstanding immediately before the Effective Date shall, on the Effective Date, be converted into and become, without any action on the part of the holder thereof, 1.12 (such number, as it may be adjusted under Section 2.1(b) herein, the "Conversion Ratio") shares of FFC Common Stock and the corresponding number of rights associated with the Rights Agreement, dated June 20, 1989, between FFC and Fulton Bank.

                  (b) Antidilution Provision:  In the event that FFC shall at
                      ----------------------
any time before the Effective Date increase or decrease the number of outstanding shares of FFC Common Stock as a result of a: (i) stock split; (ii) stock dividend; (iii) reverse stock split; (iv) reclassification; (v) recapitalization; (vi) exchange of shares; or (vii) similar change in its capital account, then the Conversion Ratio shall be proportionately adjusted (calculated to three decimal places), so that each ABC stockholder shall receive on the Effective Date, in exchange for his shares of ABC Common Stock, the number of shares of FFC Common Stock as would then have been owned by him if the Effective Date had occurred before the record date of such event (for example, if FFC were to declare a ten percent (10%) stock dividend after the date of this Agreement and if the record date for that stock dividend were to occur before the Effective Date, the Conversion Ratio would be adjusted from 1.12 shares to
1.232 shares).

                  (c) No Fractional Shares:  No fractional shares of FFC Common
                      --------------------
Stock shall be issued in connection with the Merger. In lieu of issuance of any fractional share to which he would otherwise be entitled, each former stockholder of ABC shall receive in cash an amount equal to the fair market value of his fractional interest, which fair market value shall be determined by multiplying such fraction by the Closing Market Price (as defined in Section 2.1(d) herein).

                  (d) Closing Market Price:  For purposes of this Agreement, the
                      --------------------
Closing Market Price shall be the average of the per share closing bid prices for FFC Common Stock, rounded up to the nearest $.125, for the ten (10) trading days immediately preceding the date which is two (2) business days before the Effective Date, as reported on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the foregoing period of ten (10) trading days being hereinafter sometimes referred to as the "Price Determination Period." (For example, if September 30, 1998 were to be the Effective Date, then the Price Determination Period would be September 15, 16, 17, 18, 19, 22, 23, 24, 25 and 28, 1998.) In the event that
NASDAQ shall fail to report a closing bid price for FFC Common Stock for any trading day during the Price Determination Period, the closing bid price for that day shall be equal to the average of the closing bid prices and the average of the closing asked prices as quoted: (i) by F. J. Morrissey & Company, Inc. and by Ryan, Beck & Co.; or, (ii) in the event that either or both of these firms are not then making a market in FFC Common Stock, by two brokerage firms then making a market in FFC Common Stock to be selected by FFC and approved by ABC.

          Section 2.2  Exchange of Stock Certificates.  ABC Common Stock
                       ------------------------------
certificates shall be exchanged for FFC Common Stock certificates in accordance with the following procedures:

                       (a) Exchange Agent:  The transfer agent of FFC, Fulton
                           --------------
Bank, shall act as exchange agent (the "Exchange Agent") to receive ABC Common Stock certificates from the holders thereof and to exchange such stock certificates for FFC Common Stock certificates and (if applicable) to pay cash for fractional shares of ABC Common Stock pursuant to Section 2.1(c) herein. The Exchange Agent shall, as soon as practicable after the Effective Date, mail to each former stockholder of ABC a notice specifying the procedures to be followed in surrendering such stockholder's ABC Common Stock certificates.

                       (b) Surrender of Certificates: As promptly as possible
                           -------------------------
after receipt of the Exchange Agent's notice, each former stockholder of ABC shall surrender his ABC Common Stock certificates to the Exchange Agent; provided, that if any former stockholder of ABC shall be unable to surrender his
--------
ABC Common Stock certificates due to loss or mutilation thereof, he may make a constructive surrender by following procedures comparable to those customarily used by FFC for issuing replacement certificates to FFC stockholders whose FFC Common Stock certificates have been lost or mutilated. As soon as practicable following the receipt of a proper actual or constructive surrender of ABC Common Stock certificates from a former ABC stockholder, the Exchange Agent shall issue to such stockholder, in exchange therefor, an FFC Common Stock certificate representing the whole number of shares of FFC Common Stock into which such stockholder's shares of ABC Common Stock have been converted in accordance with this Article II, together with a check in the amount of any cash to which such stockholder is entitled, pursuant to Section 2.1(c) herein, in lieu of the issuance of a fractional share.

                (c) Dividend Withholding:  Dividends, if any, payable by FFC
                    --------------------
after the Effective Date to any former stockholder of ABC who has not prior to the payment date surrendered his ABC Common Stock certificates may, at the option of FFC, be withheld. Any dividends so withheld shall be paid, without interest, to such former stockholder of ABC upon proper surrender of his ABC Common Stock certificates.

                (d) Failure to Surrender Certificates:  All ABC Common Stock
                    ---------------------------------
certificates must be surrendered to the Exchange Agent within two (2) years after the Effective Date. In the event that any former stockholder of ABC shall not have properly surrendered his ABC Common Stock certificates within two (2) years after the Effective Date, the shares of FFC Common Stock that would otherwise have been issued to him may, at the option of FFC, be sold and the net proceeds of such sale, together with the cash (if any) to which he is entitled in lieu of the issuance of a fractional share and any previously accrued dividends, shall be held by the Exchange Agent in a noninterest bearing account for his benefit. From and after any such sale, the sole right of such former stockholder of ABC shall be the right to collect such net proceeds, cash and accumulated dividends. Subject to all applicable laws of escheat, such net proceeds, cash and accumulated dividends shall be paid to such former stockholder of ABC, without interest, upon proper surrender of his ABC Common Stock certificates.

                (e) Expenses:  All costs and expenses associated with the
                    --------
foregoing surrender and exchange procedure shall be borne by FFC.

   Section 2.3  Treatment of ABC Rights.
                -----------------------

                (a) Each holder of an option or warrant (collectively, "ABC Rights") to purchase shares of ABC Common Stock that (i) is outstanding on the Effective Date; and (ii) would otherwise survive the Effective Date, shall be entitled to receive, in cancellation of such ABC Right, shares of FFC Common Stock. The number of shares of FFC Common Stock (provided that any fractional share of FFC Common Stock shall be rounded to the nearest whole share) which may be acquired in cancellation of an ABC Right shall be equal to the difference of
(i) the number of shares of ABC Common Stock covered by such ABC Right multiplied by the Conversion Ratio and (ii) the aggregate exercise price of such ABC Right divided by the Pre-Announcement Price (as such term is defined in Section 7.3(g) herein).

                (b) As of the Effective Date (to the extent required as determined by FFC and ABC), FFC shall receive an agreement from each holder of ABC Right, pursuant to which each such holder agrees to accept such FFC Common Stock in accordance with this Section 2.3 herein in exchange for the cancellation of such an ABC Rights on the Effective Date.

          Section 2.4  Reservation of Shares.  FFC agrees that (i) prior to the
                       ---------------------
Effective Date it will take appropriate action to reserve a sufficient number of authorized but unissued shares of FFC Common Stock to be issued in accordance with this Agreement, and (ii) on the Effective Date, FFC will deposit with the Exchange Agent, for the benefit of the holders of shares of ABC Common Stock, for exchange in accordance with this Agreement, certificates representing shares of FFC Common Stock issuable pursuant to Sections 2.1(a) and 2.3 herein and cash for fractional shares pursuant to Section 2.1(c) herein.

          Section 2.5  Taking Necessary Action.  FFC and ABC shall take all such
                       -----------------------
actions as may be reasonably necessary or appropriate in order to effectuate the transactions contemplated hereby including, without limitation, providing information necessary for preparation of any filings needed to obtain the regulatory approvals required to consummate the Merger. In case at any time after the Effective Date any further action is necessary or desirable to carry out the purposes of this Agreement and to vest FFC with full title to all properties, assets, rights, approvals, immunities and franchises of ABC, the officers and directors of ABC, at the expense of FFC, shall take all such necessary action.

          Section 2.6  Press Releases.  FFC and ABC agree that all press
                       --------------
releases or other public communications relating to this Agreement or the transactions contemplated hereby will require consultation among FFC and ABC, unless counsel has advised any such party that such release or other public communication must immediately be issued and the issuing party has not been able, despite its good faith efforts, to effect such consultation.


                                  ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF ABC
                     -------------------------------------

          ABC represents and warrants to FFC, as of the date of this Agreement as follows:

          Section 3.1  Authority.  The execution and delivery of this Agreement,
                       ---------
the Warrant Agreement and the Warrant and the performance of the transactions contemplated herein and therein have been authorized by the Board of Directors of ABC and, except for the approval of this Agreement by its stockholders, ABC has taken all corporate action necessary on its part to authorize this Agreement, the Warrant Agreement and the Warrant and the performance of the transactions contemplated herein and therein. This Agreement, the Warrant Agreement and the Warrant have been duly executed and delivered by ABC and, assuming due authorization, execution and delivery by FFC, constitute valid and binding obligations of ABC. The execution, delivery and performance of this Agreement, the Warrant Agreement and the Warrant will not constitute a violation or breach of or default under (i) the Articles of Incorporation or

Bylaws of ABC, (ii) any statute, rule, regulation, order, decree or directive of any governmental authority or court applicable to ABC, subject to the receipt of all required governmental approvals or (iii) any Material Contract (as such term is defined in Section 3.12 herein) to which ABC is a party or by which ABC or any of its properties are bound, subject to ABC obtaining or making any required notice, consent or approval as set forth on Schedule 3.1.
                                            ------------

          Section 3.2  Subsidiaries.  ABC owns no subsidiaries, directly or
                       ------------
indirectly.

          Section 3.3  Organization and Standing.  ABC is a bank and trust
                       -------------------------
company that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. ABC is an insured bank under the provisions of the Federal Deposit Insurance Act, as amended (the "FDI Act"), and is a member of the Federal Reserve System. ABC has full power and lawful authority to own and hold its properties and to carry on its business as presently conducted.

          Section 3.4  Capitalization.  The authorized capital of ABC consists
                       --------------
exclusively of 10,000,000 shares of ABC Common Stock, of which 1,917,153 shares are validly issued, outstanding, fully paid and non-assessable, and no shares are held as treasury shares. In addition, 418,169 shares of ABC Common Stock are reserved for issuance upon exercise of the ABC Rights (Schedule 3.4 sets
                                                           ------------
forth the owners, the number of shares issuable upon exercise and the exercise price, of the ABC Rights) and 475,000 shares of ABC Common Stock will be reserved for issuance upon exercise of the Warrant. Except for the ABC Rights and the Warrant, there are and will be no outstanding obligations, options or rights of any kind entitling other persons to acquire shares of ABC Common Stock and there are no outstanding securities or other instruments of any kind that are convertible into shares of ABC Common Stock.

          Section 3.5  Articles of Incorporation, Bylaws and Minute Books.  The
                       --------------------------------------------------
copies of the Articles of Incorporation and Bylaws of ABC that have been delivered to FFC are true, correct and complete. Except as previously disclosed to FFC in writing, the minute books of ABC that have been made available to FFC for inspection are true, correct and complete in all respects and accurately record the actions taken by the Boards of Directors and stockholders of ABC at the meetings documented in such minutes.

          Section 3.6  Financial Statements.  ABC has delivered to FFC the
                       --------------------
following financial statements: Balance Sheets for ABC at December 31, 1996 and 1995 and Statements of Income, Statements of Changes in Stockholders' Equity, and Statements of Cash Flows of ABC for the years ended December 31, 1996 and 1995 certified by Beard & Company, Inc. and a Balance Sheet of ABC at September 30, 1997 and Statements of Income, Statements of Changes in Stockholders' Equity and Statements of Cash Flows of ABC for the nine-month period ended September 30, 1997, as filed with the Federal Reserve Board (the "FRB") in a Quarterly Report on Form 10-Q (the aforementioned Balance Sheet as of September 30, 1997 being hereinafter referred to as the "ABC Balance Sheet"). Each of the foregoing financial statements fairly presents the financial condition, assets and liabilities, and results of operations of ABC at its respective date and for the respective periods then ended and has been prepared in accordance with generally accepted accounting principles consistently applied, except as otherwise noted in a footnote thereto and except for the omission of the notes from the financial statements applicable to any interim period.

          Section 3.7  Absence of Undisclosed Liabilities.  Except as disclosed
                       ----------------------------------
in Schedule 3.7, or as reflected, noted or adequately reserved against in the
   ------------
ABC Balance Sheet or disclosed in the Notes thereto, at September 30, 1997, ABC had no liabilities (whether accrued, absolute, contingent or otherwise) which were required to be reflected, noted or reserved against in the ABC Balance Sheet under generally accepted accounting principles or which were in any case or in the aggregate material. Except as disclosed in Schedule 3.7, ABC has not
                                                      ------------
incurred, since September 30, 1997, any such liability, other than liabilities of the same nature as those set forth in the ABC Balance Sheet, all of which have been reasonably incurred in the Ordinary Course of Business. For purposes of this Agreement, the term "Ordinary Course of Business" shall mean the ordinary course of business consistent with ABC's customary business practices.

          Section 3.8  Absence of Changes.  Since September 30, 1997 to the date
                       ------------------
hereof, ABC has conducted its business in the Ordinary Course of Business and, except as disclosed in Schedule 3.8, ABC has not undergone any changes in its
                       ------------
condition (financial or otherwise), assets, liabilities, business, operations or future prospects of ABC.

          Section 3.9  Dividends, Distributions and Stock Purchases.  Since
                       --------------------------------------------
January 1, 1997 to the date hereof, ABC has not declared, set aside, made or paid any dividend or other distribution in respect of the ABC Common Stock, or purchased, issued or sold any shares of ABC Common Stock.

          Section 3.10 Taxes.  ABC has filed all federal, state, county,
                       -----
municipal and foreign tax returns, reports and declarations which are required to be filed by it as of September 30, 1997. Except as disclosed in Schedule
                                                                    --------
3.10: (i) ABC has paid all taxes, penalties and interest which have become due
----
pursuant thereto or which became due pursuant to federal, state, county, municipal or foreign tax laws applicable to the periods covered by the foregoing tax returns: (ii) ABC has received no notice of deficiency or assessment of additional taxes, and no tax audits are in process; and (iii) the Internal Revenue Service (the "IRS") has not commenced or given notice of an intention to commence any examination or audit of the federal income tax returns of ABC for any year through and including the year ended December 31, 1996. Except as disclosed in Schedule 3.10, ABC has not granted any waiver of any statute of
             -------------
limitations or otherwise agreed to any extension of a period for the assessment of any federal, state, county, municipal or foreign income tax. Except as disclosed in Schedule 3.10, the accruals and reserves
             -------------
reflected in the ABC Balance Sheet are adequate to cover all taxes (including interest and penalties, if any, thereon) that are payable or accrued as a result of ABC's operations for all periods prior to the date of such Balance Sheet.

          Section 3.11  Title to and Condition of Assets.  Except as disclosed
                        --------------------------------
in Schedule 3.11, ABC has good and marketable title to all material real and
   -------------
personal properties and assets reflected in the ABC Balance Sheet or acquired subsequent to September 30, 1997 (other than property and assets disposed of in the Ordinary Course of Business), free and clear of all liens or encumbrances of any kind whatsoever; provided, however, that the representations and warranties
                     --------  -------
contained in this sentence do not cover liens or encumbrances that: (i) are reflected in the ABC Balance Sheet or in Schedule 3.11; (ii) represent liens of
                                         -------------
current taxes and special assessments not yet due or which, if due, may be paid without penalty, or which are being contested in good faith by appropriate proceedings; and (iii) represent such imperfections of title, liens, encumbrances, zoning requirements and easements, if any, as are not substantial in character, amount or extent and do not materially detract from the value, or interfere with the present use, of the properties and assets subject thereto. The material structures and other improvements to real estate, furniture, fixtures and equipment reflected in the ABC Balance Sheet or acquired subsequent to September 30, 1997: (A) are in good operating condition and repair (ordinary wear and tear excepted), and (B) comply in all material respects with all applicable laws, ordinances and regulations, including without limitation all building codes, zoning ordinances and other similar laws, except where any noncompliance would not materially detract from the value, or interfere with the present use, of such structures, improvements, furniture, fixtures and equipment. ABC owns or has the right to use all real and personal properties and assets that are material to the conduct of its business as presently conducted.

          Section 3.12  Contracts.  Each written or oral contract entered into
                        ---------
by ABC (other than contracts with customers reasonably entered into by ABC in the Ordinary Course of Business) which involves aggregate payments or receipts in excess of $50,000 per year, including without limitation every employment contract, employee benefit plan, agreement, lease, license, indenture, mortgage and other commitment (other than commitments to make loans) to which ABC is a party or by which ABC or any of its properties may be bound (collectively referred to herein as "Material Contracts") is identified in Schedule 3.12.
                                                             -------------
Except as disclosed in Schedule 3.12, all Material Contracts are valid and in
                       -------------
full force and effect, and all parties thereto (to ABC's knowledge in the case of third parties to such Material Contracts) have in all material respects performed all obligations required to be performed by them to date and are not in default in any material respect. Schedule 3.12 identifies all Material
                                     -------------
Contracts which require the consent or approval of third parties to the execution and delivery of this Agreement or to the consummation of the transactions contemplated herein.

          Section 3.13  Litigation and Governmental Directives.  Except as
                        --------------------------------------
disclosed in Schedule 3.13:  (i) there is no litigation, investigation or
             -------------
proceeding pending, or to the knowledge of ABC threatened, that involves ABC, or any of its properties and that, if determined adversely, would materially and adversely affect the condition (financial or otherwise), assets, liabilities, business, operations or future prospects of ABC; (ii) there are no outstanding orders, writs, injunctions, judgments, decrees, regulations, directives, consent agreements or memoranda of understanding issued by any federal, state or local court or governmental authority or arbitration tribunal issued against or with the consent of ABC that materially and adversely affect the condition (financial or otherwise), assets, liabilities, business, operations or future prospects of ABC, or that in any manner restrict the right of ABC to carry on its business as presently conducted taken as a whole; and (iii) the executive officers of ABC are not aware of any fact or condition presently existing that might give rise to any litigation, investigation or proceeding which, if determined adversely to ABC, would materially and adversely affect the condition (financial or otherwise), assets, liabilities, business, operations or future prospects of ABC or would restrict in any manner the right of ABC to carry on its business as presently conducted. All litigation (except for bankruptcy proceedings in which ABC has filed proofs of claim) in which ABC is involved as a plaintiff (other than routine collection and foreclosure suits initiated in the Ordinary Course of Business in which the amount sought to be recovered is less than $50,000) is identified in Schedule 3.13.
              -------------

          Section 3.14  Compliance with Laws; Governmental Authorizations.
                        -------------------------------------------------
Except as disclosed in Schedule 3.14 or where noncompliance would not have a
                       -------------
material and adverse effect upon the condition (financial or otherwise), assets, liabilities, business, operations or future prospects of ABC: (i) to the knowledge of ABC, ABC is in compliance with all statutes, laws, ordinances, rules, regulations, judgments, orders, decrees, directives, consent agreements, memoranda of understanding, permits, concessions, grants, franchises, licenses, and other governmental authorizations or approvals applicable to ABC or to any of its properties; and (ii) all permits, concessions, grants, franchises, licenses and other governmental authorizations and approvals necessary for the conduct of the business of ABC as presently conducted have been duly obtained and are in full force and effect, and there are no proceedings pending or, to the knowledge of ABC, threatened which may result in the revocation, cancellation, suspension or materially adverse modification of any thereof.

          Section 3.15  Insurance.  As of the date hereof, all policies of
                        ---------
insurance relating to ABC's operations (except for title insurance policies), including without limitation all financial institutions bonds, held by or on behalf of ABC are listed in Schedule 3.15. All such policies of insurance are
                            -------------
in full force and effect, and, as of the date hereof, no notices of cancellation have been received in connection therewith.

          Section 3.16  Financial Institutions Bonds.  Since January, 1991, ABC
                        ----------------------------
has continuously maintained in full force and effect one or more financial institutions bonds listed in Schedule 3.16 insuring ABC against acts of dishonesty by each of its
          -------------
employees. As of the date hereof, no claim has been made under any such bond and ABC is not aware of any fact or condition presently existing which might form the basis of a claim under any such bond. ABC has no reason to believe that its present financial institutions bond or bonds will not be renewed by its carrier on substantially the same terms as those now in effect.

          Section 3.17  Labor Relations and Employment Agreements.  ABC is not a
                        -----------------------------------------
party to or bound by any collective bargaining agreement. ABC enjoys a good working relationship with its employees, and there are no labor disputes pending, or to the knowledge of ABC threatened, that might materially and adversely affect the condition (financial or otherwise), assets, liabilities, business or operations of ABC. Except as disclosed in Schedule 3.17, ABC has no
                                                       -------------
employment contract, severance agreement, deferred compensation agreement, consulting agreement or similar obligation (an "Employment Obligation") with any director, officer, employee, agent or consultant, and all such persons are serving at the will and pleasure of ABC. Except as disclosed in Schedule 3.17,
                                                                 -------------
as of the Effective Date (as defined in Section 10.2 herein), ABC will not have any liability for employee termination rights arising out of any Employment Obligation.

          Section 3.18  Employee Benefit Plans.  All employee benefit plans,
                        ----------------------
contracts or arrangements to which ABC is a party or by which ABC is bound, including without limitation all pension, retirement, deferred compensation, incentive, bonus, profit sharing, stock purchase, stock option, life insurance, death or survivor's benefit, health insurance, sickness, disability, medical, surgical, hospital, severance, layoff or vacation plans, contracts or arrangements, are identified in Schedule 3.18. ABC's retirement savings plan, a
                                -------------
contributory defined contribution plan (the "ABC 401(k) Plan"), is exempt from tax under Sections 401 and 501 of the Internal Revenue Code of 1986, as amended (the "Code"), and has been maintained and operated in material compliance with all applicable provisions of the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Except as disclosed in Schedule
                                                                    --------
3.18, no "prohibited transaction" (as such term is defined in the Code or in
----
ERISA) has occurred in respect of the ABC 401(k) Plan or any other employee benefit plan, including, without limitation, ABC's nonqualified deferred compensation plan, nonqualified salary continuation agreement and severance pay plan (all "employee benefit pension plans" and all "employee welfare benefit plans", as those terms are defined in ERISA, of ABC being collectively referred to herein as "ABC Benefit Plans" and individually as a "ABC Benefit Plan"), to which ABC is a party or by which ABC is bound. There have been no material breaches of fiduciary duty by any fiduciary under or with respect to the ABC 401(k) Plan or any other ABC Benefit Plan, and no claim is pending or, to the knowledge of ABC, threatened with respect to any ABC Benefit Plan other than claims for benefits made in the Ordinary Course of Business. ABC has not incurred any material liability for any tax imposed by Section 4975 of the Code or for any penalty imposed by the Code or by

ERISA with respect to the ABC 401(k) Plan or any other ABC Benefit Plan. There has not been any audit of any ABC Benefit Plan by the Department of Labor, the IRS or the PBGC.

          Section 3.19  Related Party Transactions.  Except as disclosed in
                        --------------------------
Schedule 3.19, ABC has no contract, extension of credit, business arrangement or
-------------
other relationship of any kind with any of the following persons: (i) any executive officer or director (including any person who has served in such capacity since January 1, 1995) of ABC; (ii) any stockholder owning five percent (5%) or more of the outstanding ABC Common Stock; and (iii) any "associate" (as defined in Rule 405 of the Securities and Exchange Commission (the "SEC") of the foregoing persons or any business in which any of the foregoing persons is an officer, director, employee or five percent (5%) or greater equity owner. Each such contract or extension of credit disclosed in Schedule 3.19, except as
                                                  -------------
otherwise specifically described therein, has been made in the Ordinary Course of Business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable arms' length transactions with other persons that do not involve more than a normal risk of collectability or present other unfavorable features.

          Section 3.20  No Finder.  Except as disclosed in Schedule 3.20, ABC
                        ---------                          -------------
has not paid or become obligated to pay any fee or commission of any kind whatsoever to any broker, finder, advisor or other intermediary for, on account of or in connection with the transactions contemplated in this Agreement.

          Section 3.21  Complete and Accurate Disclosure.  Neither this
                        --------------------------------
Agreement (insofar as it relates to ABC, ABC Common Stock and the involvement of ABC in the transactions contemplated hereby) nor any financial statement, schedule (including without limitation its Schedules to this Agreement), certificate, or other statement or document delivered by ABC to FFC in connection herewith contains any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact or omits to state any material fact necessary to make the statements contained herein or therein not false or misleading. In particular, without limiting the generality of the foregoing sentence, the information provided and the representations made by ABC to FFC in connection with the Registration Statement (as defined in Section 6.1(b) herein), both at the time such information and representations are provided and made and at the time of the effectiveness of the Registration Statement, will be true and accurate in all material respects and will not contain any false or misleading statement with respect to any material fact or omit to state any material fact required to be stated therein or necessary in order (i) to make the statements made therein not false or misleading, or (ii) to correct any statement contained in an earlier communication with respect to such information or representations which has become false or misleading.

          Section 3.22  Environmental Matters.  Except as disclosed in Schedule
                        ---------------------                          --------
3.22, ABC has no knowledge that any environmental contaminant, pollutant, toxic
----
or hazardous waste or other similar substance has been generated, used, stored, processed, disposed of or discharged onto any of the real estate now or previously owned or acquired (including without limitation any real estate acquired by means of foreclosure or exercise of any other creditor's right) or leased by ABC. In particular, without limiting the generality of the foregoing sentence, except as disclosed in Schedule 3.22, ABC has no knowledge that: (i)
                                 -------------
any materials containing asbestos have been used or incorporated in any building or other structure or improvement located on any of the real estate now or previously owned or acquired (including without limitation any real estate acquired by means of foreclosure or exercise of any other creditor's right) or leased by ABC; (ii) any electrical transformers, fluorescent light fixtures with ballasts or other equipment containing PCB's are or have been located on any of the real estate now or previously owned or acquired (including without limitation any real estate acquired by means of foreclosure or exercise of any other creditor's right) or leased by ABC; or (iii) any underground storage tanks for the storage of gasoline, petroleum products or other toxic or hazardous wastes or similar substances are or have ever been located on any of the real estate now or previously owned or acquired (including without limitation any real estate acquired by means of foreclosure or exercise of any other creditor's right) or leased by ABC.

          Section 3.23  Proxy Statement/Prospectus.  At the time the Proxy
                        --------------------------
Statement/ Prospectus (as defined in Section 6.1(b) herein) is mailed to the stockholders of ABC and at all times subsequent to such mailing, up to and including the Effective Date, the Proxy Statement/Prospectus (including any pre- and post-effective amendments and supplements thereto), with respect to all information relating to ABC, ABC Common Stock and all actions taken and statements made by ABC in connection with the transactions contemplated herein (except for information provided by FFC to ABC) will: (i) comply in all material respects with applicable provisions of the Securities Act of 1933, as amended (the "1933 Act"), and the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); and (ii) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact that is required to be stated therein or necessary in order (A) to make the statements therein not false or misleading, or (B) to correct any statement in an earlier communication with respect to the Proxy Statement/Prospectus which has become false or misleading.

          Section 3.24  Securities Matters.  The ABC Common Stock is traded in
                        ------------------
the NASDAQ Small Cap Market under the symbol ("ABPA") and is registered with the FRB under the 1934 Act and has made all appropriate filings under the 1934 Act and the rules and regulations promulgated thereunder. On the date of effectiveness (in the case of any offering circular) or on the date of mailing (in the case of any proxy statement), no offering circular or proxy statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          Section 3.25  Reports.  ABC has filed all material reports,
                        -------
registrations and statements that are required to be filed with the FRB, the Pennsylvania State Banking Department and any other applicable federal, state or local governmental or regulatory authorities and such reports, registrations and statements referred to in this Section 3.25 were, as of their respective dates, in compliance in all material respects with all of the statutes, rules and regulations enforced or promulgated by the governmental or regulatory authority with which they were filed; provided, however, that the failure to file any such report, registration, or statement or the failure of any report, registration or statement to comply with the applicable regulatory standard shall not be deemed to be a breach of the foregoing representation unless such failure has or may have a material adverse impact on ABC. ABC has furnished FFC with, or made available to FFC, copies of all such filings made in the last three fiscal years and in the period from January 1, 1997 through the date of this Agreement.

          Section 3.26  Loan Portfolio of ABC.    Attached hereto as Schedule
                        ---------------------                        --------
3.26 is a list of:  (w) all outstanding commercial relationships, i.e.
----
commercial loans, commercial loan commitments and commercial letters of credit, of ABC with an aggregate principal amount in excess of $250,000; (x) all loans of ABC classified by ABC or any regulatory authority as "Substandard," "Doubtful" or "Loss"; (y) all commercial and mortgage loans of ABC classified as "non-accrual"; and (z) all commercial loans of ABC classified as "in substance foreclosed." ABC has adequately reserved for or charged off loans in accordance with applicable regulatory requirements and ABC's reserve for loan losses is adequate in all material respects.

          Section 3.27  Investment Portfolio.  Attached hereto as Schedule 3.27
                        --------------------                      -------------
is a list of all securities held by ABC for investment, showing the principal amount, book value and market value of each security as of a recent date, and of all short-term investments held by it as of September 30, 1997. These securities are free and clear of all liens, pledges and encumbrances, except as shown on Schedule 3.27.
         -------------

          Section 3.28  Regulatory Examinations.
                        -----------------------

                        (a) Except as shown on Schedule 3.28, within the past
                                               -------------
five years, except for normal examinations conducted by a regulatory agency in the regular course of the business of ABC, no regulatory agency has initiated any proceeding or investigation into the business or operations of ABC. ABC has received no objection from any regulatory agency to ABC's response to any violation, criticism or exception with respect to any report or statement relating to any examinations of ABC which would have a materially adverse effect on ABC.

                        (b) ABC will not be required to divest any assets currently held by it or discontinue any activity currently conducted as a result of the Federal Deposit Insurance Corporation Improvement Act of 1991, any regulations promulgated thereunder, or otherwise which would have a materially adverse effect on ABC.


                                  ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF FFC
                     -------------------------------------

          FFC represents and warrants to ABC, as of the date of this Agreement, as follows:

          Section 4.1  Authority.  The execution and delivery of this Agreement
                       ---------
and the consummation of the transactions contemplated herein have been authorized by the Board of Directors of FFC, and no other corporate action on the part of FFC is necessary to authorize this Agreement or the consummation by FFC of the transactions contemplated herein. This Agreement has been duly executed and delivered by FFC and, assuming due authorization, execution and delivery by ABC, constitutes a valid and binding obligation of FFC. The execution, delivery and consummation of this Agreement will not constitute a violation or breach of or default under: (i) the Articles of Incorporation or Bylaws of FFC; (ii) any statute, rule, regulation, order, decree or directive of any governmental authority or court applicable to FFC, subject to the receipt of all required government approvals; or (iii) any agreement, contract, memorandum of understanding, indenture or other instrument to which FFC is a party or by which FFC or any of its properties are bound.

          Section 4.2  Organization and Standing.  FFC is a business corporation
                       -------------------------
that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. FFC is a registered bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), and has full power and lawful authority to own and hold its properties and to carry on its present business.

          Section 4.3  Capitalization.  The authorized capital of FFC consists
                       --------------
exclusively of 100,000,000 shares of FFC Common Stock and 10,000,000 shares of preferred stock without par value (the "FFC Preferred Stock"). As of December 31, 1997, there were validly issued, outstanding, fully paid and non-assessable 40,602,088 shares of FFC Common Stock as of the date of this Agreement, and 42,000 shares were held as treasury shares. No shares of FFC Preferred Stock have been issued as of the date of this Agreement, and FFC has no present intention to issue any shares of FFC Preferred Stock. As of December 31, 1997, there were no outstanding obligations, options or rights of any kind entitling other persons to acquire shares of FFC Common Stock or shares of FFC Preferred Stock and there were no outstanding securities or other instruments of any kind convertible into shares of FFC Common Stock or into shares of FFC Preferred Stock, except as follows: (i) 846,466 shares of FFC Common Stock were issuable upon the exercise of outstanding stock options granted under the FFC Incentive Stock Option Plan and the FFC Employee Stock Purchase Plan; (ii) there are outstanding 40,602,088 Rights representing the right under certain circumstances to purchase shares of FFC Common Stock pursuant to the terms of a Shareholder Rights Agreement, dated June 20, 1989, entered into between FFC and Fulton Bank; (iii) shares of FFC Common Stock reserved from time to time for issuance pursuant to FFC's Employee Stock Purchase and Dividend Reinvestment Plans; and (iv) shares issuable upon consummation of the transaction contemplated by Merger Agreement by and between FFC and Keystone Heritage Group, Inc. dated as of August 15, 1997.

          Section 4.4  Articles of Incorporation and Bylaws.  The copies of the
                       ------------------------------------
Articles of Incorporation, as amended, and of the Bylaws, as amended, of FFC that have been delivered to ABC are true, correct and complete.

          Section 4.5  Subsidiaries.  Schedule 4.5 contains a list of all
                       ------------   ------------
subsidiaries ("Subsidiaries") which FFC owns, directly or indirectly. Except as otherwise disclosed on Schedule 4.5: (i) FFC owns, directly or indirectly, all
                       ------------
of the outstanding shares of capital stock of each Subsidiary; and (ii) as of the date of this Agreement: (A) there are no outstanding obligations, options or rights of any kind entitling persons (other than FFC or any Subsidiary) to acquire shares of capital stock of any Subsidiary, and (B) there are no outstanding securities or other instruments of any kind held by persons (other than FFC or any Subsidiary) that are convertible into shares of capital stock of any Subsidiary. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction pursuant to which it is incorporated. Each Subsidiary has full power and lawful authority to own and hold its properties and to carry on its business as presently conducted. Each Subsidiary which is a banking institution is an insured bank under the provisions of the FDI Act.

          Section 4.6  Financial Statements.  FFC has delivered to ABC the
                       --------------------
following financial statements: Balance Sheets, Statements of Income, Statements of Stockholders' Equity, and Statements of Cash Flows for the years ended December 31, 1996, 1995 and 1994, certified by Arthur Andersen LLP and set forth in the Annual Report to the stockholders of FFC for the year ended December 31, 1996 and Consolidated Balance Sheets as of September 30, 1997, Consolidated Statements of Income for the three-month and nine-month periods ended September 30, 1997, and Consolidated statements of Cash Flows for the six months ended September 30, 1997 and 1996, as filed with the SEC in a Quarterly Report on Form 10-Q (the Balance Sheet as of September 30, 1997 being hereinafter referred to as the "FFC Balance Sheet"). Each of the foregoing financial statements fairly presents the consolidated financial position, assets, liabilities and results of operations of FFC at its respective date and for the respective periods then ended and has been prepared in accordance with generally accepted accounting principles consistently applied, except as otherwise noted in a footnote thereto.

          Section 4.7  Absence of Undisclosed Liabilities.  Except as disclosed
                       ----------------------------------
in Schedule 4.7 or as reflected, noted or adequately reserved against in the FFC
   ------------
Balance Sheet and disclosed in the Notes thereto, at September 30, 1997 FFC had no material liabilities (whether accrued, absolute, contingent or otherwise) which are required to be reflected, noted or reserved against therein under generally accepted accounting principles or which are in any case or in the aggregate material. Except as described in Schedule 4.7, since September 30,
                                            ------------
1997 FFC has not incurred any such liability other than liabilities of the same nature as those set forth in the FFC Balance Sheet, all of which have been reasonably incurred in the ordinary course of business.

          Section 4.8  Absence of Changes.  Since September 30, 1997, FFC has
                       ------------------
conducted its business in the Ordinary Course of Business and has not undergone any changes in its condition (financial or otherwise), assets, liabilities, business, operations or future prospects of FFC.

          Section 4.9  Litigation and Governmental Directives.  Except as
                       --------------------------------------
disclosed in Schedule 4.9:  (i) there is no litigation, investigation or
             ------------
proceeding pending, or to the knowledge of FFC threatened, that involves FFC or its properties and that, if determined adversely to FFC, would materially and adversely affect the condition (financial or otherwise), assets, liabilities, business, operations or future prospects of FFC; (ii) there are no outstanding orders, writs, injunctions, judgments, decrees, regulations, directives, consent agreements or memoranda of understanding issued by any federal, state or local court or governmental authority or of any arbitration tribunal against FFC which materially and adversely affect the condition (financial or otherwise), assets, liabilities, business, operations or future prospects of FFC or restrict in any manner the right of FFC to carry on its business as presently conducted; and
(iii) the executive officers of FFC are not aware of any fact or condition presently existing that might give rise to any litigation, investigation or proceeding which, if determined adversely to FFC, would materially and adversely affect the condition (financial or otherwise), assets, liabilities, business, operations or future prospects of FFC or restrict in any manner the right of FFC to carry on its business as presently conducted.

          Section 4.10  Compliance with Laws; Governmental Authorizations.
                        -------------------------------------------------
Except as disclosed in Schedule 4.10 or where noncompliance would not have a
                       -------------
material and adverse effect upon the condition (financial or otherwise), assets, liabilities, business, operations or future prospects of FFC: (i) FFC and each of its Subsidiaries are in compliance with all statutes, laws, ordinances, rules, regulations, judgments, orders, decrees, directives, consent agreements, memoranda of understanding, permits, concessions, grants, franchises, licenses, and other governmental authorizations or approvals applicable to their respective operations and properties; and (ii) all permits, concessions, grants, franchises, licenses and other governmental authorizations and approvals necessary for the conduct of the respective businesses of FFC and each of its Subsidiaries as presently conducted have been duly obtained and are in full force and effect, and there are not proceedings pending or, to the knowledge of FFC, threatened which may result in the revocation, cancellation, suspension or materially adverse modification of any thereof.

          Section 4.11  Complete and Accurate Disclosure.  Neither this
                        --------------------------------
Agreement (insofar as it relates to FFC, FFC Common Stock, and the involvement of FFC in the transactions contemplated hereby) nor any financial statement, schedule (including, without limitation, its Schedules to this Agreement), certificate or other statement or document delivered by FFC to ABC in connection herewith contains any statement which, at the time and under the circumstances under which it is made, is false or misleading with respect to any material fact or omits to state any material fact necessary to make the statements contained herein or therein not false or misleading. In particular, without limiting the generality of the foregoing sentence, the information provided and the representations made by FFC to ABC in connection with the Registration Statement (as defined in Section 6.1(b)), both at the time such information and representations are provided and made and at the time of the Closing, will be true and accurate in all material respects and will not contain any false or misleading statement with respect to any material fact or omit to state any material fact required to be stated therein or necessary in order (i) to make the statements made not false or misleading, or (ii) to correct any statement contained in an earlier communication with respect to such information or representations which has become false or misleading.

          Section 4.12  Labor Relations.  Neither FFC nor any of its
                        ---------------
Subsidiaries is a party to or bound by any collective bargaining agreement. FFC and each of its Subsidiaries enjoy good working relationships with their employees, and there are no labor disputes pending, or to the knowledge of FFC or any Subsidiary threatened, that might materially and adversely affect the condition (financial or otherwise), assets, liabilities, business or operations of FFC.

          Section 4.13  Employee Benefits Plans.  FFC's contributory profit-
                        -----------------------
sharing plan, defined benefits pension plan and 401(k) plan (hereinafter collectively referred to as the "FFC Pension Plans") are exempt from tax under Sections 401 and 501 of the Code, have been maintained and operated in compliance with all applicable provisions of the Code and ERISA, are not subject to any accumulated funding deficiency within the meaning of ERISA and the regulations promulgated thereunder, and do not have any outstanding liability to the PBGC. No "prohibited transaction" or "reportable event" (as such terms are defined in the Code or ERISA) has occurred with respect to the FFC Pension Plans or any other FFC employee benefit plan (each hereinafter called an "FFC

Benefit Plan"). There have been no breaches of fiduciary duty by any fiduciary under or with respect to the FFC Pension Plans or any other FFC Benefit Plan. FFC has not incurred any liability for any tax imposed by Section 4975 of the Code or for any penalty imposed by the Code or by ERISA with respect to the FFC Pension Plans or any other FFC Benefit Plan.

          Section 4.14  Environmental Matters.  Except as disclosed in Schedule
                        ---------------------                          --------
4.14 or as reflected, noted or adequately reserved against in the FFC Balance
----
Sheet, FFC has no knowledge of any material liability relating to any environmental contaminant, pollutant, toxic or hazardous waste or other similar substance that has been used, generated, stored, processed, disposed of or discharged onto any of the real estate now or previously owned or acquired (including without limitation real estate acquired by means of foreclosure or other exercise of any creditor's right) or leased by FFC and which is required to be reflected, noted or adequately reserved against in FFC's consolidated financial statements under generally accepted accounting principles.

          Section 4.15  SEC Filings.  No registration statement, offering
                        -----------
circular, proxy statement, schedule or report filed and not withdrawn by FFC with the SEC under the 1933 Act or the 1934 Act, on the date of effectiveness (in the case of any registration statement or offering circular) or on the date of filing (in the case of any report or schedule) or on the date of mailing (in the case of any proxy statement), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          Section 4.16  Proxy Statement/Prospectus.  At the time the Proxy
                        --------------------------
Statement/ Prospectus (as defined in Section 6.1(b)) is mailed to the stockholders of ABC and at all times subsequent to such mailing, up to and including the Effective Date, the Proxy Statement/Prospectus (including any pre- and post-effective amendments and supplements thereto), with respect to all information relating to FFC, the FFC Common Stock, and actions taken and statements made by FFC in connection with the transactions contemplated herein (other than information provided by ABC to FFC), will: (i) comply in all material respects with applicable provisions of the 1933 Act and 1934 Act and the applicable rules and regulations of the SEC and the FRB thereunder; and (ii) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact that is required to be stated therein or necessary in order (A) to make the statements therein not false or misleading, or (B) to correct any statement in an earlier communication with respect to the Proxy Statement/Prospectus which has become false or misleading.

          Section 4.17  Accounting Treatment.  To the best of FFC's knowledge
                        --------------------
after reasonable investigation and consultation with its advisors, and subject to any factors beyond FFC's control, the Merger will qualify for pooling-of-interests accounting treatment.

          Section 4.18  Regulatory Approvals.  FFC is not aware of any reason
                        --------------------
why any of the required regulatory approvals to be obtained in connection with the Merger should not be granted by such regulatory authorities or why such regulatory approvals should be conditioned on any requirement which would be a significant impediment to FFC's ability to carry on its business.


                                   ARTICLE V
                               COVENANTS OF ABC
                               ----------------

          From the date of this Agreement until the Effective Date, ABC covenants and agrees to do the following:

          Section 5.1  Conduct of Business.  Except as otherwise consented to by
                       -------------------
FFC in writing ABC shall: (i) use all reasonable efforts to carry on its business in, and only in, the Ordinary Course of Business; (ii) use all reasonable efforts to preserve its present business organization, to retain the services of its present officers and employees, and to maintain its relationships with customers, suppliers and others having business dealings with ABC; (iii) maintain all of its structures, equipment and other real property and tangible personal property in good repair, order and condition, except for ordinary wear and tear and damage by unavoidable casualty; (iv) use all reasonable efforts to preserve or collect all material claims and causes of action belonging to ABC; (v) keep in full force and effect all insurance policies now carried by ABC; (vi) perform in all material respects each of its obligations under all Material Contracts (as defined in Section 3.12 herein) to which ABC is a party or by which ABC may be bound or which relate to or affect its properties, assets and business; (vii) maintain its books of account and other records in the Ordinary Course of Business; (viii) comply in all material respects with all statutes, laws, ordinances, rules and regulations, decrees, orders, consent agreements, memoranda of understanding and other federal, state, and local governmental directives applicable to ABC and to the conduct of its business; (ix) not amend ABC's Articles of Incorporation or Bylaws; (x) not enter into or assume any Material Contract, incur any material liability or obligation, or make any material commitment, except in the Ordinary Course of Business; (xi) not make any material acquisition or disposition of any properties or assets or subject any of its properties or assets to any material lien, claim, charge, or encumbrance of any kind whatsoever; (xii) not knowingly take or permit to be taken any action which would cause any representation or warranty to be materially inaccurate as of the date of such action or constitute a material breach of any covenant set forth in this Agreement; (xiii) not declare, set aside or pay any dividend or make any other distribution in respect of ABC Common Stock; (xiv) not authorize, purchase, redeem, issue or sell (or grant options or rights to purchase or sell) any shares of ABC Common Stock or any other equity or debt securities of ABC other than the Warrant; (xv) not increase the rate of compensation of, pay a bonus or severance compensation to, establish or amend any ABC Benefit Plan except as required by law (as defined in Section 3.18 herein) for, or enter into or amend any Employment Obligation (as defined in
Section 3.17 herein) with, any officer, director, employee or consultant of ABC, except that ABC may grant reasonable salary increases and bonuses to its officers and employees in the Ordinary Course of Business to the extent consistent with its past practice and as set forth in Section 7.2(l); (xvi) not
                                                      --------------
enter into any related party transaction of the kind contemplated in Section
3.19 herein except in the Ordinary Course of Business consistent with past practice (as disclosed on Schedule 3.19); (xvii) in determining the additions to loan loss reserves and the loan write-offs, writedowns and other adjustments that reasonably should be made by ABC during the fiscal year ending December 31, 1997, ABC shall consult with FFC and shall act in accordance with generally accepted accounting principles and ABC's customary business practices; (xviii) file with appropriate federal, state, local and other governmental agencies all tax returns and other material reports required to be filed, pay in full or make adequate provisions for the payment of all taxes, interest, penalties, assessments or deficiencies shown to be due on tax returns or by any taxing authorities and report all information on such returns truthfully, accurately and completely; (xix) not renew any existing contract for services, goods, equipment or the like or enter into, amend in any material respect or terminate any contract or agreement (including without limitation any settlement agreement with respect to litigation) that is or may reasonably be expected to have a material adverse effect on ABC except in the Ordinary Course of Business consistent with past practice; (xx) not make any capital expenditures other than in the Ordinary Course of Business or as necessary to maintain existing assets in good repair; (xxi) not make application for the opening or closing of any, or open or close any, branches or automated banking facility, provided, however, that ABC may open a branch office at Saucon Valley Square, Wyandotte Street, Lower Saucon Township, Northampton County, Pennsylvania; (xxii) not make any equity investment or commitment to make such an investment in real estate or in any real estate development project, other than in connection with foreclosures, settlements in lieu of foreclosure or troubled loan or debt restructuring in the Ordinary Course of Business consistent with customary banking practice; (xxiii) not make purchases of securities for its investment portfolio without prior consultation with FFC; (xxiv) not take any other action similar to the foregoing which would have the effect of frustrating the purposes of this Agreement or the Merger or cause the Merger not to qualify for pooling-of-interests accounting treatment or as a tax-free reorganization under Section 368 of the Code; (xxv) not materially expand the current scope of its trust activities by, among other things, entering into contractual arrangements related thereto, without consulting FFC; or (xxvi) not extend the term of any existing Material Contract for a term beyond January 1, 1999.

          Section 5.2  Best Efforts.  ABC shall cooperate with FFC and shall use
                       ------------
its best efforts to do or cause to be done all things necessary or appropriate on its part in order to fulfill the conditions precedent set forth in Article VII of this Agreement and to consummate this Agreement. In particular, without limiting the generality of the foregoing sentence, ABC shall: (i) cooperate with FFC in the preparation of all required applications for regulatory approval of the transactions contemplated by this Agreement and in the preparation of the Registration Statement (as defined in Section 6.1(b)); (ii) call a meeting of its stockholders and take, in good faith, all actions which are necessary or appropriate on its part in order to secure the approval of this Agreement by its stockholders at that meeting; (iii) cooperate with FFC in making ABC's employees reasonably available for training by FFC at ABC's facilities prior to the Effective Date, to the extent that such training is deemed reasonably necessary by FFC to ensure that ABC's facilities will be properly operated in accordance with FFC's policies after the Merger; and (iv) satisfy the conditions set forth in Sections 7.1(h) and 7.2(k) on or before February 13, 1998 (the "Interim Conditions").

          Section 5.3  Access to Properties and Records.  ABC shall give to FFC
                       --------------------------------
and its authorized employees and representatives (including without limitation its counsel, accountants, economic and environmental consultants and other designated representatives) such access during normal business hours to all properties, books, contracts, documents and records of ABC as FFC may reasonably request subject to the obligation of FFC and its authorized employees and representatives to maintain the confidentiality of all nonpublic information concerning ABC obtained by reason of such access and subject to applicable law.

          Section 5.4  Subsequent Financial Statements.  Between the date of
                       -------------------------------
signing of this Agreement and the Effective Date, ABC shall promptly prepare and deliver to FFC as soon as practicable all internal monthly and quarterly financial statements, all quarterly and annual reports to stockholders and all reports to regulatory authorities prepared by or for ABC (which additional financial statements and reports are hereinafter collectively referred to as the "Additional ABC Financial Statements"). The representations and warranties set forth in Sections 3.6, 3.7 and 3.8 shall apply to the Additional ABC Financial Statements.

          Section 5.5  Update Schedules.  ABC shall promptly disclose to FFC in
                       ----------------
writing any change, addition, deletion or other modification to the information set forth in its Schedules hereto.

          Section 5.6  Notice.  ABC shall promptly notify FFC in writing of any
                       ------
material actions, claims, investigations, proceedings or other developments which, if pending or in existence on the date of this Agreement, would have been required to be disclosed to FFC in order to ensure the accuracy of the representations and warranties set forth in this Agreement or which otherwise could materially and adversely affect the condition

(financial or otherwise), assets, liabilities business operations or future prospects of ABC or restrict in any manner its ability to carry on its business as presently conducted.

          Section 5.7   Other Proposals.  ABC shall not, nor shall it permit any
                        ---------------
of its officers, directors, employees, agents, consultants or other representatives to: (i) solicit, initiate or encourage any proposal for a merger or other acquisition of ABC, or any material portion of its properties or assets, with or by any person other than FFC, or (ii) cooperate with, or furnish any nonpublic information concerning ABC to, any person in connection with such a proposal (an "Acquisition Proposal"); provided, however, that the obligations of ABC and its directors and other representatives under this Section 5.7 are subject to the limitation that the Board of Directors shall be free to take such action as the Board of Directors determines, in good faith and after consultation with outside counsel, that is not legally inconsistent with its fiduciary duty. ABC will notify FFC immediately if any discussions or negotiations are sought to be initiated, any inquiry or proposal is made, or any such information is requested, with respect to an Acquisition Proposal or potential Acquisition Proposal or if any Acquisition Proposal is received or indicated to be forthcoming.

          Section 5.8   Affiliate Letters.  ABC shall deliver or cause to be
                        -----------------
delivered to FFC, at or before the Closing, a letter from each of the executive officers and directors of ABC (and shall use its best efforts to obtain and deliver such a letter from each stockholder of ABC) who may be deemed to be an "affiliate" (as that term is defined for purposes of Rules 145 and 405 promulgated by the SEC under the 1933 Act) of ABC, in form and substance satisfactory to FFC, under the terms of which each such officer, director or stockholder acknowledges and agrees to abide by all limitations imposed by the 1933 Act and by all rules, regulations and releases promulgated thereunder by the SEC with respect to the sale or other disposition of the shares of FFC Common Stock to be received by such person pursuant to this Agreement.

          Section 5.9   No Purchases or Sales of FFC Common Stock During Price
                        ------------------------------------------------------
Determination Period.  ABC shall not, and shall use its best efforts to ensure
--------------------
that its executive officers and directors do not, and shall use its best efforts to ensure that each stockholder of ABC who may be deemed an "affiliate" (as defined in SEC Rules 145 and 405) of ABC does not, purchase or sell on NASDAQ, or submit a bid to purchase or an offer to sell on NASDAQ, directly or indirectly, any shares of FFC Common Stock or any options, rights or other securities convertible into shares of FFC Common Stock during the Price Determination Period.

          Section 5.10  Accounting Treatment.  ABC acknowledges that FFC
                        --------------------
presently intends to treat the business combination contemplated by this Agreement as a "pooling-of-interests" for financial reporting purposes. ABC shall not take (and shall use its best efforts not to permit any of the directors, officers, employees, stockholders, agents, consultants or other representatives of ABC to take) any action that would preclude FFC from treating such business combination as a "pooling-of-interests" for financial reporting purposes.

          Section 5.11 Employment Obligations.  Prior to the Effective Date,
                       ----------------------
without the prior written consent of FFC, ABC shall not modify the terms of the Employment Obligations (as defined in Section 3.17) except as contemplated by Sections 7.2(k) and (l) and ABC shall not create any new Employment Obligation.


                                  ARTICLE VI
                               COVENANTS OF FFC
                               ----------------

          From the date of this Agreement until the Effective Date, or until such later date as may be expressly stipulated in any Section of this Article VI, FFC covenants and agrees to do the following:

          Section 6.1  Best Efforts.  FFC shall cooperate with ABC and shall use
                       ------------
its best efforts to do or cause to be done all things necessary or appropriate on its part in order to fulfill the conditions precedent set forth in Article VII of this Agreement and to consummate this Agreement. In particular, without limiting the generality of the foregoing sentence, FFC agrees to do the following:

                       (a) Applications for Regulatory Approval: FFC shall
                           ------------------------------------
promptly prepare and file, with the cooperation and assistance of (and after review by) ABC and its counsel and accountants, all required applications for regulatory approval of the transactions contemplated by this Agreement, including without limitation an application for approval under the BHC Act, the FDI Act and the Pennsylvania Banking Code of 1965, as amended;

                       (b) Registration Statement: FFC shall promptly prepare,
                           ----------------------
with the cooperation and assistance of (and after review by) ABC and its counsel and accountants, and file with the SEC and the FRB, as applicable, a registration statement (the "Registration Statement") and a proxy statement and prospectus which is prepared as a part thereof (the "Proxy Statement/Prospectus") for the purpose of registering the shares of FFC Common Stock to be issued to stockholders of ABC, and the soliciting of the proxies of ABC's stockholders in favor of the Merger, under the provisions of this Agreement. FFC may rely upon all information provided to it by ABC in this connection and FFC shall not be liable for any untrue statement of a material fact or any omission to state a material fact in the Registration Statement, or in the Proxy Statement/Prospectus, if such statement is made by FFC in reliance upon any information provided to FFC by ABC or by any of its officers, agents or representatives. ABC shall not be liable for any untrue statement of material fact or any omission to state a material fact in the Registration Statement or the Proxy Statement/Prospectus if such statement is made by ABC in reliance upon any information provided to ABC by FFC or by any of its officers, agents or representatives;

                  (c)  State Securities Laws: FFC, with the cooperation and
                       ---------------------
assistance of ABC and its counsel and accountants, shall promptly take all such actions as may be necessary or appropriate in order to comply with all applicable securities laws of any state having jurisdiction over the transactions contemplated by this Agreement;

                  (d)  Stock Listing: FFC shall promptly take all such actions
                       -------------
as may be necessary or appropriate in order to list the shares of FFC Common Stock to be issued in the Merger on the NASDAQ;

                  (e)  LB: FFC shall cause LB to be a party to this Agreement
                       --
and approve this Agreement as LB's sole Shareholder; and

                  (f)  Accounting Treatment: FFC shall take no action which
                       --------------------
would have the effect of causing the Merger not to qualify for pooling-of-interests accounting treatment or as a tax-free reorganization under Section 368 of the Code.

                  (f)  Adopt Amendments: FFC shall not adopt any amendments to
                       ----------------
its charter or bylaws or other organizational documents that would alter the terms of FFC's Common Stock or could reasonably be expected to have a material adverse effect on the ability of FFC to perform its obligations under this Agreement.

     Section 6.2  Access to Properties and Records.  FFC shall give to ABC
                  --------------------------------
and to its authorized employees and representatives (including without limitation ABC's counsel, accountants, economic and environmental consultants and other designated representatives) such access during normal business hours to all properties, books, contracts, documents and records of FFC as ABC may reasonably request, subject to the obligation of ABC and its authorized employees and representatives to maintain the confidentiality of all nonpublic information concerning FFC obtained by reason of such access.

     Section 6.3  Subsequent Financial Statements. Between the date of signing
                  -------------------------------
of this Agreement and the Effective Date, FFC shall promptly prepare and deliver to ABC as soon as practicable each Quarterly Report to FFC's stockholders and any Annual Report to FFC's stockholders normally prepared by FFC. The representations and warranties set forth in Sections 4.5, 4.6 and 4.7 herein shall apply to the financial statements (hereinafter collectively referred to as the "Additional FFC Financial Statements") set forth in the foregoing Quarterly Reports and any Annual Report to FFC's stockholders.

          Section 6.4  Update Schedules.  FFC shall promptly disclose to ABC in
                       ----------------
writing any change, addition, deletion or other modification to the information set forth in its Schedules to this Agreement.

          Section 6.5  Notice.  FFC shall promptly notify ABC in writing of any
                       ------
actions, claims, investigations or other developments which, if pending or in existence on the date of this Agreement, would have been required to be disclosed to ABC in order to ensure the accuracy of the representations and warranties set forth in this Agreement or which otherwise could materially and adversely affect the condition (financial or otherwise), assets, liabilities, business, operations or future prospects of FFC or restrict in any manner the right of FFC to carry on its business as presently conducted.

          Section 6.6  Employment Arrangements.
                       -----------------------

                 (a) From and after the Effective Date, FFC shall cause ABC: (i) subject to Section 7.2(l) herein, to honor each of the Employment Obligations (as defined in Section 3.17 herein); and (ii) to honor ABC's obligations under the ABC Benefit Plans.

                 (b) On and after the Effective Date and subject to the Employment Obligations (subject to the provisions of subsection (c) below), FFC shall cause LB to use its best efforts to retain each present full-time employee of ABC at such employee's current position (or, if offered to, and accepted by, an employee, a position for which the employee is qualified with FFC or an FFC subsidiary bank at a salary commensurate with the position), (ii) pay compensation to each person who was employed as of the Effective Date and who continues to be employed by ABC on and after the Effective Date (including Messrs. McDonald and Lobach) , that is at least equal to the aggregate compensation that such person was receiving from ABC prior to the Effective Date (unless there is a material change in the duties and responsibilities of such employee) and (iii) provide employee benefits to each such person who is an employee, on and after the Effective Date, that are substantially equivalent in the aggregate to the employee benefits that such person was receiving as an employee from ABC prior to the Effective Date and that are no less favorable than employee benefits afforded to similarly situated employees of FFC and its Subsidiaries. For vesting and eligibility purposes for employee benefits, former ABC employees shall receive credit for years of service with ABC. With respect to any welfare benefit plans to which such employees may become eligible, FFC and its Subsidiaries shall cause such plans to provide credit for any co-payments or deductibles by such employees and waive all pre-existing condition exclusions and waiting periods.

                 (c) Notwithstanding anything herein to the contrary (including, without limitation, the provisions of subsections (a) and (b) above): (i) FFC shall, after the Effective Date, discontinue and terminate the plans of ABC relating to the ABC Rights; (ii) in the event that FFC causes LB to continue to employ officers or employees of ABC as of the Effective Date, LB shall employ such persons on the Effective Date, as "at will" employees subject to the continued satisfactory performance of their respective duties; and (iii) in the event LB does not employ, or terminate the employment (other than as a result of unsatisfactory performance of their respective duties) of any officers or employees of ABC as of the Effective Date, FFC shall cause LB to pay severance benefits to such employee as follows: (A) in the event employment is terminated on or prior to the date which is one year after the Effective Date, one week's salary plus an additional one week's salary for each year of service with ABC, with a maximum severance benefit of 26 weeks' salary; and (B) in the event employment is terminated thereafter, in accordance with the then existing severance policy of LB.

          Section 6.7  No Purchase or Sales of FFC Common Stock During Price
                       -----------------------------------------------------
Determination Period.  Neither FFC nor any Subsidiary of FFC, nor any executive
--------------------
officer or director of FFC or any Subsidiary of FFC, nor any shareholder of FFC who may be deemed to be an "affiliate" (as that term is defined for purposes of Rules 145 and 405 promulgated by the SEC under the 1933 Act) of FFC, shall purchase or sell on NASDAQ, or submit a bid to purchase or an offer to sell on NASDAQ, directly or indirectly, any shares of FFC Common Stock or any options, rights or other securities convertible into shares of FFC Common Stock during the Price Determination Period; provided, however, that FFC may purchase shares
                                --------  -------
of FFC Common Stock in the ordinary course of business during the Price Determination Period pursuant to FFC's Benefit Plans or FFC's Dividend Reinvestment Plan.

          Section 6.8  Post-Merger Operations of LB.
          -----------  ----------------------------

                 (a) Following the Effective Date, LB, as the surviving bank in the Merger, shall operate as a subsidiary of FFC under a name or names agreed upon by LB and ABC;

                 (b) For a period from the Effective Date through a date determined by FFC (not to be before three (3) years after the Effective Date), FFC shall (subject to the right of FFC and the ABC Continuing Directors to terminate such obligations under this Section 6.8(a) under subsections (b) and
(c) below): offer appointment to all present directors of ABC to the board of directors of LB who indicate their desire to serve (the "ABC Continuing Directors"),provided, that (A) each non-employee ABC Continuing Director shall
            --------
receive director's fees from LB in the form of an annual retainer of $8,800; and (B) ABC Continuing Directors who are age 70 or above on the Effective Date, or who subsequently attain age 70 within three years of the Effective Date, shall be limited to a maximum of three successive one-year terms. On the Effective Date, Timothy J. McDonald and David M. Lobach, Jr. shall be appointed president and chief operating officer and an executive vice president, respectively, of LB. Mr. McDonald shall become chief executive officer of LB no later than December 31, 1998;

              (c) FFC shall have the right to terminate its obligations (subject to the terms of the Employment Obligations with Messrs. McDonald and Lobach) under subsection (b) of this Section 6.8 as a result of (i) regulatory considerations, (ii) safe and sound banking practices, or (iii) the exercise of their fiduciary duties by FFC's directors; and

              (d) Notwithstanding anything herein to the contrary, the ABC Continuing Directors, in their exercise of their fiduciary duty as to the best interests of ABC and FFC, may, by a majority vote of such directors, modify or waive any or all of the foregoing provisions in subsection (b) of this Section 6.8.

          Section 6.9  Appointment of FFC Director.
          -----------  ---------------------------

          FFC shall, on or promptly after the Effective Date, appoint to FFC's Board of Directors one of ABC's current directors (designated, subject to the reasonable approval of FFC, by vote of ABC's Board of Directors prior to the Effective Date) to serve as director of FFC. During the three-year period after the Effective Date, the FFC Board of Directors shall nominate such designee for election, and support his election, for at least one three-year term at the first annual meeting of shareholders of FFC at which such designee's initial term expires. During such period, in the event such designee shall cease to serve as a director of FFC, the ABC Continuing Directors shall have the right to designate one other person then serving on the Board of LB to serve as a director of FFC (subject to the reasonable concurrence of FFC as to the person designated).


                                  ARTICLE VII
                             CONDITIONS PRECEDENT
                             --------------------

          Section 7.1  Common Conditions.  The obligations of the parties to
                       -----------------
consummate this Agreement shall be subject to the satisfaction of each of the following common conditions prior to or as of the Closing, except to the extent that any such condition shall have been waived in accordance with the provisions of Section 8.4 herein:

                       (a) Stockholder Approval: This Agreement shall have been
                           --------------------
duly authorized, approved and adopted by the stockholders of ABC;

                       (b) Regulatory Approvals: The approval of each federal as
                           --------------------
regulatory authority having jurisdiction over the transactions contemplated by this Agreement, including without limitation, the Federal Reserve Board, the Federal Deposit Insurance Corporation (the "FDIC"), and the Pennsylvania Banking Department, shall have been obtained and all applicable waiting and notice periods shall have expired, subject to no terms or conditions which would: (i) require or could reasonably be expected to require (A) any divestiture by FFC of a portion of the business of FFC, or any subsidiary of FFC, or (B) any divestiture by ABC of a portion of its business which FFC in its good faith judgment believes will have a significant adverse impact on the business or prospects of ABC; or (ii) impose any condition upon FFC, or any of its subsidiaries, which in FFC's good faith judgment, (x) would be materially burdensome to FFC and its subsidiaries taken as a whole, (y) would significantly increase the costs incurred or that will be incurred by FFC as a result of consummating the Merger, or (z) would prevent FFC from obtaining any material benefit contemplated by it to be attained as a result of the Merger;

                       (c) Stock Listing. The shares of FFC Common Stock to be
                           -------------
issued in the Merger shall have been authorized for listing on NASDAQ;

                       (d) Tax Opinion. Each of FFC and ABC shall have received
                           -----------
an opinion of FFC's counsel, Barley, Snyder, Senft & Cohen, LLC, reasonably acceptable to FFC and ABC, addressed to FFC and ABC, with respect to federal tax laws or regulations, to the effect that:

                           (1) The Merger will constitute a reorganization
within the meaning of Section 368(a)(1)(A) and (a)(2)(D) of the Code;

                           (2) No gain or loss will be recognized by FFC,
LB or ABC by reason of the Merger;

                           (3) The bases of the assets of ABC immediately after
the Merger will be the same as the bases of such assets immediately prior to the Merger;

                           (4) The holding period of the assets of ABC
immediately after the Merger will include the period during which such assets were held by ABC prior to the Merger;

                           (5) A holder of ABC Common Stock who receives shares
of FFC Common Stock in exchange for his ABC Common Stock pursuant to the reorganization (including fractional shares of FFC Common Stock deemed issued as described below) will not recognize any gain or loss upon the exchange;

                           (6) A holder of ABC Common Stock who receives cash in
lieu of a fractional share of FFC Common Stock will be treated as if he received a fractional share of FFC Common Stock pursuant to the reorganization and FFC then redeemed such fractional share for the cash. The holder of ABC Common Stock will recognize capital gain or loss on the constructive redemption of the fractional share in an amount equal to the difference between the cash received and the adjusted basis of the fractional share;

                           (7) The tax basis of the FFC Common Stock to be
received by the stockholders of ABC pursuant to the terms of this Agreement will be equal to the tax basis of the ABC Common Stock surrendered in exchange therefor, decreased by the amount of cash received and increased by the amount of any gain (and by the amount of any dividend income) recognized on the exchange; and

                           (8) The holding period of the shares of FFC Common
Stock to be received by the stockholders of ABC will include the period during which they held the shares of ABC Common Stock surrendered, provided the shares of ABC Common Stock are held as a capital asset on the date of the exchange.

                       (e) Registration Statement: The Registration Statement
                           ----------------------
(as defined in Section 6.1(b), including any amendments thereto) shall have been declared effective or approved by the SEC by the FRB, as applicable; the information contained herein shall be true, complete and correct in all material respects as of the date of mailing of the Proxy Statement/Prospectus (as defined in Section 6/1(b) to the stockholders of ABC; regulatory clearance for the offering contemplated by the Registration Statement (the "Offering") shall have been received from each state regulatory authority having jurisdiction over the Offering; and no stop order shall have been issued and no proceedings shall have been instituted or threatened by any federal or state regulatory authority to suspend or terminate the effectiveness of the Registration Statement or the Offering;

                       (f) No Suits: No action, suit or proceeding shall be
                           --------
pending or threatened before any federal, state or local court or governmental authority or before any arbitration tribunal which seeks to modify, enjoin or prohibit or otherwise adversely and materially affect the transactions contemplated by this Agreement; and

                       (g) Pooling: FFC and ABC shall have been advised in
                           -------
writing by Arthur Anderson LLP on the Effective Date that the Merger should be treated as a pooling transaction for financial accounting purposes.

                       (g) Employment Obligations Amendment: Timothy J. McDonald
                           --------------------------------
and David M. Lobach, Jr. shall each agree to amend his existing Employment Agreement with ABC dated August 23, as amended, to eliminate any right thereunder to voluntarily terminate such Employment Agreements solely as a result of the Merger and receive the severance payments provided therein; provided, however, that such amendment shall further provide that Messrs. McDonald and Lobach shall retain the right to terminate their employment and receive the severance benefits provided for therein in the event their duties or responsibilities are materially lessened or if their places of employment are changed by 25 miles or more. In addition, Mr. Lobach's Employment Agreement shall be amended to establish a fixed term of five (5) years from the Effective Date. The amendments required by this Section 7.1(h) shall be in a form mutually acceptable to FFC and Messrs. McDonald and Lobach.


          Section 7.2  Conditions Precedent to Obligations of FFC.  The
                       ------------------------------------------
obligations of FFC to consummate this Agreement shall be subject to the satisfaction of each of the following conditions prior to or as of the Closing, except to the extent that any such condition shall have been waived by FFC in accordance with the provisions of Section 8.4 herein:

                       (a) Accuracy of Representations and Warranties: All of
                           ------------------------------------------
the representations and warranties of ABC as set forth in this Agreement, all of the information contained in the Schedules hereto and all ABC Closing Documents (as defined in Section 7.2(l)) shall be true and correct in all material respects as of the Closing as if made on such date (or on the date to which it relates in the case of any representation or warranty which expressly relates to an earlier date); except to the extent that any misrepresentations and breaches of warranty at the Closing shall not in the aggregate be material to ABC;

                       (b) Covenants Performed: ABC shall have performed or
                           -------------------
complied in all material respects with each of the covenants required by this Agreement to be performed or complied with by it;

                       (c) Opinion of Counsel for ABC: FFC shall have received
                           --------------------------
an opinion, dated the Effective Date, from Fredric C. Jacobs, Esquire, counsel to ABC, in substantially the form of Exhibit D hereto. In rendering any such
                                     ---------
opinion, such counsel may require and, to the extent he deems necessary or appropriate may rely upon, opinions of other counsel and upon representations made in certificates of officers of ABC, FFC, affiliates of the foregoing, and others;

                       (d) Affiliate Agreements. Stockholders of ABC who are or
                           --------------------
will be affiliates of ABC or FFC for the purposes of Accounting Series Release No. 135 and the 1933 Act shall have entered into agreements with FFC, in form and substance satisfactory to FFC, reasonably necessary to assure (i) the ability of FFC to use pooling-of-interests accounting for the Merger; and (ii) compliance with Rule 145 under the 1933 Act;

                       (e) ABC Rights. All holders of ABC Rights shall have
                           ----------
delivered documentation reasonably satisfactory to FFC canceling the ABC Rights in exchange for FFC Common Stock pursuant to Section 2.3 herein;

                       (f) Financial Confirmation: FFC (together with its
                           ----------------------
accountants, if the advice of such accountants is deemed necessary or desirable by FFC) shall have established to its reasonable satisfaction that, since September 30, 1997, there shall not have been any material and adverse change in the condition (financial or otherwise), assets, liabilities, business or operations or future prospects of ABC. In particular, without limiting the generality of the foregoing sentence, the Additional ABC Financial Statements (as defined in Section 5.4) shall indicate that the consolidated financial condition, assets, liabilities and results of operations of ABC as of the respective dates reported therein do not vary adversely in any material respect from the consolidated financial condition, assets, liabilities and results of operations presented in the ABC Balance Sheet. For purposes of this Section 7.2(e), a material and adverse change shall mean an event, change, or occurrence which, individually or together with any other event, change, or occurrence, has a material adverse impact on (i) the financial position, business, results of operations or future prospects of ABC or (ii) the ability of ABC to perform its obligations under this Agreement, provided that "material and adverse change" shall not be deemed to include the impact of (a) changes in banking and similar laws of general applicability or interpretations thereof by court of governmental authorities,
(b) changes in GAAP or regulatory accounting principles generally applicable to banks and their holding companies, (c) actions or omissions of ABC taken with the prior written consent of FFC in contemplation of the transactions contemplated hereby, (d) changes in economic conditions generally affecting financial institutions including changes in the general level of interest rates, and (e) the direct effects of compliance with this Agreement on the operating performance of ABC, including expenses incurred by ABC in consummating the transactions contemplated by the Agreement (subject to disclosure herein or FFC's prior written approval, such approval not to be unreasonably withheld, of such expenses);

          (g)  Accountants' Letter.  At its option, FFC shall have received a
               -------------------
"comfort" letter from the independent certified public accountants for ABC, dated (i) the effective date of the Registration Statement, and (ii) the Effective Date, in each case substantially to the effect that:

               (1) it is a firm of independent public accounts with respect to ABC and its subsidiaries within the meaning of the 1933 Act and the rules and regulations of the SEC thereunder;

               (2) in its opinion the audited financial statements of ABC examined by it and included in the Registration Statement comply as to form in all material respects with the applicable requirements of the 1933 Act and the applicable published rules and regulations of the SEC thereunder with respect to registration statements on the form employed; and

               (3) on the basis of specified procedures (which do not constitute an examination in accordance with generally accepted audit standards), consisting of a reading of the unaudited financial statements, if any, of ABC included in such Registration Statement and of the latest available unaudited financial statements of ABC, inquiries of officers responsible for financial and accounting matters of ABC and a reading of the minutes of meetings of stockholders and the Board of Directors of ABC, nothing has come to its attention which causes it to believe: (i) that the financial statements, if any, of ABC included in such Registration Statement do not comply in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (ii) that any such unaudited financial statements of ABC from which unaudited quarterly financial information set forth in such Registration Statement has been derived, are not fairly presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited financial statements.

          (h)  Federal and State Securities and Antitrust Laws:  FFC and its
               -----------------------------------------------
counsel shall have determined to their satisfaction that, as of the Closing, all applicable securities and antitrust laws of the federal government and of any state government having jurisdiction over the transactions contemplated by this Agreement shall have been complied with;

          (i)  Dissenting Stockholders:  Dissenters' rights shall have been
               -----------------------
exercised with respect to less than 10% of the outstanding shares of ABC Common Stock;

          (j)  Environmental Matters:  No environmental problem of the kind
               ---------------------
contemplated in Section 3.22 and not disclosed in Schedule 3.22 shall have been
                                                  -------------
discovered which would, or which potentially could, materially and adversely affect the condition (financial or otherwise), assets, liabilities, business, operations or future prospects of ABC, provided, that for purposes of
                                       --------
determining the materiality of an undisclosed environmental problem or problems, the definition of "material" shall be governed by the proviso to Section 7.2(a) of this Agreement;

          (k)  Keystone Financial, Inc.:  Keystone Financial, Inc., as a
               ------------------------
stockholder of ABC, shall vote its ABC Common Stock in favor of the Merger and enter into an agreement, in a form reasonably satisfactory to FFC, not to dispose of its ABC Common Stock or any ABC Rights, or take any action, prior to the Effective Date which may promote or assist a proposal from any party other than FFC or which may be inconsistent with this Agreement;

          (l)  Required Notices, Consents and Approvals:  ABC shall have
               ----------------------------------------
received any material required notice, consent or approval as contemplated by
Section 3.1 herein; and

          (m)  Closing Documents:  ABC shall have delivered to FFC:  (i) a
               -----------------
certificate signed by ABC's President and Secretary (or other officers reasonably acceptable to FFC) verifying that, to the best of their knowledge after reasonable investigation, all of the representations and warranties of ABC set forth in this Agreement are true and correct in all material respects as of the Closing and that ABC has performed in all material respects each of the covenants required to be performed by it under this Agreement; (ii) all consents and authorizations of landlords and other persons that are necessary to permit this Agreement to be consummated without violation of any lease or other agreement to which ABC is a party or by which it or any of its properties are bound; and
(iii) such other certificates and documents as FFC and its counsel may reasonably request (all of the foregoing certificates and other documents being herein referred to as the "ABC Closing Documents").

          Section 7.3  Conditions Precedent to the Obligations of ABC.  The
                       ----------------------------------------------
obligation of ABC to consummate this Agreement shall be subject to the satisfaction of each of the following conditions prior to or as of the Closing, except to the extent that any such condition shall have been waived by ABC in accordance with the provisions of Section 8.4 herein:

                       (a) Accuracy of Representations and Warranties:  All of
                           ------------------------------------------
the representations and warranties of FFC as set forth in this Agreement, all of the information contained in its Schedules and all FFC Closing Documents (as defined in Section 7.3(f) of this Agreement) shall be true and correct in all material respects as of the Closing as if made on such date (or on the date to which it relates in the case of any representation or warranty which expressly relates to an earlier date);

                       (b) Covenants Performed: FFC shall have performed or
                           -------------------
complied in all material respects with each of the covenants required by this Agreement to be performed or complied with by FFC;

                       (c) Opinion of Counsel for FFC: ABC shall have received
                           ------------------
an opinion from Barley, Snyder, Senft & Cohen, LLC, counsel to FFC, dated the Effective Date, in substantially the form of Exhibit E hereto. In rendering any
                                             ---------
such opinion, such counsel may require and, to the extent they deem necessary or appropriate may rely upon, opinions of other counsel and upon representations made in certificates of officers of FFC, ABC, affiliates of the foregoing, and others;

                       (d) Fairness Opinion: ABC shall have obtained from
                           ----------------
Danielson Associates, Inc., or from another independent financial advisor selected by the Board of Directors of ABC, an opinion dated within five (5) days of the Proxy Statement/Prospectus to be furnished to the stockholders of ABC stating that the terms of the acquisition contemplated by this Agreement are fair to the stockholders of ABC from a financial point of view;

                       (e) Financial Confirmation: ABC (together with its
                           ----------------------
accountants, if the advice of such accountants is deemed necessary or desirable by ABC) shall have established to its reasonable satisfaction that, since September 30, 1997, there has not been any material and adverse change in the condition (financial or otherwise), assets, liabilities, business, operations or future prospects of FFC. In particular, without limiting the generality of the foregoing sentence, the Additional FFC Financial Statements shall indicate that the financial condition, assets, liabilities and results of operations of FFC as of the respective dates reported therein do not vary adversely in any material respect from the financial condition, assets, liabilities and results of operations presented in the FFC Balance Sheet. For purposes of this Section 7.3(e), a material and adverse change shall mean an event, change, or occurrence which, individually or together with any other event, change, or occurrence, has a material adverse impact on (i) the consolidated financial position, business, results of operations or future prospects of FFC or (ii) the ability of FFC to perform its obligations under this Agreement, provided that "material and adverse change" shall not be deemed to include the impact of (a) changes in banking and similar laws of general applicability or interpretations thereof by court of governmental authorities, (b) changes in GAAP or regulatory accounting principles generally applicable to banks and their holding companies or (c) changes in economic conditions generally affecting financial institutions including changes in the general level of interest rates;

                       (f) Closing Documents: FFC shall have delivered to ABC:
                           -----------------
(i) a certificate signed by FFC's President and Secretary (or other officers reasonably acceptable to ABC) verifying that, to the best of their knowledge after reasonable investigation, all of the representations and warranties of FFC set forth in this Agreement are true and correct in all material respects as of the Closing and that FFC has performed in all material respects each of the covenants required to be performed by FFC; and (ii) such other certificates and documents as ABC and its counsel may reasonably request (all of the foregoing certificates and documents being herein referred to as the "FFC Closing Documents"); and

                       (g)  Market Price of FFC Common Stock: The Closing Market
                            --------------------------------
Price (as adjusted appropriately for an event described in section 2.1(b) herein and assuming the Effective Date is thirty (30) days after receipt of the last required approval under Section 9.1 hereunder) shall be either (a) in excess of 82.5% of the closing bid price (the "Pre-Announcement Price") of FFC Common Stock on the business day immediately preceding the public announcement of the Merger (the "Pre-Announcement Price") or (b) in excess of an amount per share equal to (i) the Pre-Announcement Price multiplied by (ii) 0.825 multiplied by
(iii) the quotient obtained by dividing the average NASDAQ Bank Index for the Price Determination Period by the NASDAQ Bank Index on the Pre-Announcement Date (the "Market Test"). Thus, for example, assuming the Pre-Announcement Price is $31.00 and the average NASDAQ Bank Index for the Price Determination Period reflects a decline of 10% from the Pre-Announcement Date, (a) would be $25.58 and (b) would be $23.02 ($31.00 x 0.825 x 0.90) and the Closing Market Price would be required to be $ or lower for this condition precedent not to be satisfied or for ABC to terminate this Agreement under Section 8.1(c)(iii) herein. If, on the other hand, the average NASDAQ Bank Index for the Price Determination Period remains unchanged or increases from the Pre-Announcement Date, the Closing Market Price would be required to be $23.02 or lower for this condition precedent not to be satisfied or for ABC to terminate this Agreement under Section 8.1(c)(iii) herein.



                                  ARTICLE VIII
                       TERMINATION, AMENDMENT AND WAIVER
                       ---------------------------------

          Section 8.1  Termination.  This Agreement may be terminated at any
                       -----------
time before the Effective Date (whether before or after the authorization, approval and adoption of this Agreement by the stockholders of ABC) as follows:

                       (a) Mutual Consent: This Agreement may be terminated by
                           --------------
mutual consent of the parties upon the affirmative vote of a majority of each of the Boards of Directors of ABC and FFC, followed by written notices given to the other party;

                       (b) Unilateral Action by FFC: This Agreement may be
                           ------------------------
terminated unilaterally by the affirmative vote of the Board of Directors of FFC, followed by written notice given to ABC, if: (i) there has been a material breach by ABC of any representation, warranty or material failure to comply with any covenant set forth in this Agreement which breach results in a material and adverse change as to ABC (as such standard is set forth in Sections 7.2(a) and (e) herein) and such breach has not been cured within thirty (30) days after written notice of such breach has been given by FFC to ABC, provided that FFC is not then in material breach of any representation, warranty or covenant contained in the Agreement; (ii) any condition precedent to FFC's obligations as set forth in Article VII of this Agreement remains unsatisfied, through no fault of FFC, on January 31, 1999; or (iii) the Interim Conditions are not satisfied on or before February 13, 1998;

                       (c) Unilateral Action By ABC: This Agreement may be
                           ------------------------
terminated unilaterally by the affirmative vote of a majority of the Board of Directors of ABC, followed by written notice given to FFC, if: (i) there has been a material breach by FFC of any representation, warranty or material failure to comply with any covenant set forth in this Agreement which breach results in a material and adverse change as to FFC (as such standard is set forth in Sections 7.3(a) and (e) herein) and such breach has not been cured within thirty (30) days after written notice of such breach has been given by ABC to FFC, provided that ABC is not then in material breach of any representation, warranty or covenant contained in this Agreement; (ii) any condition precedent to ABC's obligations as set forth in Article VII of this Agreement remains unsatisfied, through no fault of ABC, on January 31, 1999; or
(iii) the Market Test would not be met.

          Section 8.2  Effect of Termination.
                       ---------------------

                       (a) Effect. In the event of a permitted termination of
                           ------
this Agreement under Section 8.1 herein, this Agreement shall become null and void and the transactions contemplated herein shall thereupon be abandoned, except that the provisions relating to limited liability and confidentiality set forth in Sections 8.2(b) and 8.2(c) herein shall survive such termination.

                       (b) Limited Liability. The termination of this Agreement
                           -----------------
in accordance with the terms of Section 8.1 herein shall create no liability on the part of either party, or on the part of either party's directors, officers, stockholders, agents or representatives, except that if this Agreement is terminated by FFC by reason of a material breach by ABC, or if this Agreement is terminated by ABC by reason of a material breach by FFC, and such breach involves an intentional, willful or grossly negligent misrepresentation or breach of covenant, the breaching party shall be liable to the nonbreaching party for all costs and expenses reasonably incurred by the nonbreaching party in connection with the preparation, execution and attempted consummation of this Agreement, including the fees of its counsel, accountants, consultants and other advisors and representatives.

                       (c) Confidentiality. In the event of a termination of
                           ---------------
this Agreement, neither FFC nor ABC shall use or disclose to any other person any confidential information obtained by it during the course of its investigation of the other party or parties, except as may be necessary in order to establish the liability of the other party or parties for breach as contemplated under Section 8.2(b) herein and each party shall promptly return to the party all non-public proprietary and business information received from such party.

          Section 8.3  Amendment.  To the extent permitted by law, this
                       ---------
Agreement may be amended at any time before the Effective Date (whether before or after the authorization, approval and adoption of this Agreement by the stockholders of ABC), but only by a written instrument duly authorized, executed and delivered by FFC and by ABC; provided, however, that (i) any amendment to
                                 --------  -------
the provisions of Section 2.1 herein relating to the consideration to be received by the former stockholders of ABC in exchange for their shares of ABC Common Stock shall not take effect until such amendment has been approved, adopted or ratified by the stockholders of ABC in accordance with applicable law; and (ii) LB shall be permitted to join as a party to this Agreement without execution of such joinder by FFC or ABC.

          Section 8.4  Waiver.  Any term or condition of this Agreement may be
                       ------
waived, to the extent permitted by applicable federal and state law, by the party or parties entitled to the benefit thereof at any time before the Effective Date (whether before or after the authorization, approval and adoption of this Agreement by the stockholders of ABC) by a written instrument duly authorized, executed and delivered by such party or parties.


                                  ARTICLE IX
                   RIGHTS OF DISSENTING STOCKHOLDERS OF ABC
                   ----------------------------------------

          Section 9.1  Rights of Dissenting Stockholders of ABC.  The
                       ----------------------------------------
stockholders of ABC shall be entitled to and may exercise dissenters' rights if and to the extent they are entitled to do so under the provisions of 7 P.S.
(S)(S) 1222 and 1607.


                                  ARTICLE X
                           CLOSING AND EFFECTIVE DATE
                           --------------------------

          Section 10.1  Closing.  Provided that all conditions precedent set
                        -------
forth in Article VII of this Agreement shall have been satisfied or shall have been waived in accordance with Section 8.4 of this Agreement, the parties shall hold a closing (the "Closing") at the offices of FFC at One Penn Square, Lancaster, Pennsylvania, within thirty (30) days after the receipt of all required regulatory approvals and after the expiration of all applicable waiting periods on a date to be agreed upon by the parties, at which time the parties shall deliver the ABC Closing Documents, the FFC Closing Documents, the opinions of counsel required by Sections 7.1(d), 7.2(c) and 7.3(c) herein, and such other documents and instruments as may be necessary or appropriate to effectuate the purposes of this Agreement.

          Section 10.2  Effective Date.  Pursuant to 7 P.S. (S)(S) 1606, the
                        --------------
Merger shall become effective on the date of filing of Articles of Merger with the Pennsylvania Department of State or on such later date specified in the Articles of Merger.


                                  ARTICLE XI
                 NO SURVIVAL OF REPRESENTATIONS AND WARRANTIES
                 ---------------------------------------------

          Section 11.1  No Survival.  The representations and warranties of ABC
                        -----------
and of FFC set forth in this Agreement shall expire and be terminated on the Effective Date by consummation of this Agreement, and no such representation or warranty shall thereafter survive.

                                  ARTICLE XII
                               GENERAL PROVISIONS
                               ------------------

          Section 12.1  Expenses.  Except as provided in Section 8.2(b) herein,
                        --------
each party shall pay its own expenses incurred in connection with this Agreement and the consummation of the transactions contemplated herein. For purposes of this Section 12.1 herein, the cost of printing the Proxy Statement/Prospectus shall be deemed to be an expense of FFC.

          Section 12.2  Other Mergers and Acquisitions.  Subject to the right of
                        ------------------------------
ABC to refuse to consummate this Agreement pursuant to Section 8.1(c) herein by reason of a material breach by FFC of the warranty and representation set forth in Section 4.7 herein, nothing set forth in this Agreement shall be construed:
(i) to preclude FFC from acquiring, or to limit in any way the right of FFC to acquire, prior to or following the Effective Date, the stock or assets of any other financial services institution or other corporation or entity, whether by issuance or exchange of FFC Common Stock or otherwise; (ii) to preclude FFC from issuing, or to limit in any way the right of FFC to issue, prior to or following the Effective Date, FFC Common Stock, FFC Preferred Stock or any other equity or debt securities; or (iii) to preclude FFC from taking, or to limit in any way the right of FFC to take, any other action not expressly and specifically prohibited by the terms of this Agreement.

          Section 12.3  Notices.  All notices, claims, requests, demands and
                        -------
other communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly delivered if delivered in person, transmitted by telegraph or facsimile machine (but only if receipt is acknowledged in writing), or mailed by registered or certified mail, return receipt requested, as follows:

                  (a)  If to FFC, to:

                              Rufus A. Fulton, Jr., President
                                and Chief Executive Officer
                              Fulton Financial Corporation
                              One Penn Square
                              P.O. Box 4887
                              Lancaster, Pennsylvania  17604

                       With a copy to:

                              Paul G. Mattaini, Esq.
                              Barley, Snyder, Senft & Cohen, LLC
                              126 East King Street
                              Lancaster, Pennsylvania  17602

                  (b)  If to ABC, to:

                              Timothy J. McDonald
                              President and Chief Executive Officer
                              Ambassador Bank of the Commonwealth
                              4127 Tilghman Street
                              Allentown, Pennsylvania  18104

                       With a copy to:

                              Fredric C. Jacobs, Esquire
                              214 Bushkill Street
                              Easton, Pennsylvania  18042

          Section 12.4  Counterparts.  This Agreement may be executed
                        ------------
simultaneously in several counterparts, each of which shall be deemed an original, but all such counterparts together shall be deemed to be one and the same instrument.

          Section 12.5  Governing Law.  This Agreement shall be deemed to have
                        -------------
been made in, and shall be governed by and construed in accordance with the substantive laws of, the Commonwealth of Pennsylvania.

          Section 12.6  Parties in Interest.  This Agreement shall be binding
                        -------------------
upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that neither
                                               --------  -------
party may assign its rights or delegate its duties under this Agreement without the prior written consent of the other party.

          Section 12.7  Entire Agreement.  This Agreement, together with the
                        ----------------
Warrant Agreement and the Warrant being executed by the parties on the date hereof, sets forth the entire understanding and agreement of the parties hereto and supersedes any and all prior agreements, arrangements and understandings, whether oral or written, relating to the subject matter hereof and thereof.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers all as of the day and year first above written.


                         FULTON FINANCIAL CORPORATION


                         By:
                                    ---------------------------------------
                                    Rufus A. Fulton, Jr., President
                                    and Chief Executive Officer


                         Attest:
                                    ---------------------------------------
                                    William R. Colmery, Secretary


                         AMBASSADOR BANK OF THE COMMONWEALTH


                         By:
                                    ---------------------------------------
                                    Timothy J. McDonald, President
                                    and Chief Executive Officer



                         Attest:
                                    ---------------------------------------
                                    David M. Lobach, Jr., Secretary

                                    WARRANT

                    to Purchase up to 475,000 Shares of the
                    Common Stock, Par Value $4.00 Per Share,
                                       of

                      AMBASSADOR BANK OF THE COMMONWEALTH


     This is to certify that, for value received, Fulton Financial Corporation ("FFC") or any permitted transferee (FFC or such transferee being hereinafter called the "Holder") is entitled to purchase, subject to the provisions of this Warrant, from Ambassador Bank of the Commonwealth, a Pennsylvania bank ("ABC"), at any time on or after the date hereof, an aggregate of up to 475,000 fully paid and non-assessable shares of common stock, par value $4.00 per share, of ABC (the "Common Stock") at a price per share equal to $26.75, subject to adjustment as herein provided (the "Exercise Price"). This Warrant is transferable only in accordance with the terms and provisions of the Warrant Agreement (as defined below) the terms of which are deemed incorporated herein.

     1.   Exercise of Warrant.  Subject to the provisions hereof and the
          -------------------
limitations set forth in Paragraph 2 of a Warrant Agreement of even date herewith by and between FFC and ABC (the "Warrant Agreement"), which Warrant Agreement was entered into in connection with a Merger Agreement of even date between FFC and ABC (the "Merger Agreement"), this Warrant may be exercised in whole or in part or sold, assigned or transferred at any time or from time to time on or after the date hereof. This Warrant shall be exercised by presentation and surrender hereof to ABC at the principal office of ABC, accompanied by (i) a written notice of exercise, (ii) payment to ABC, for the account of ABC and in the form of a certified or bank check, of the Exercise Price for the number of shares of Common Stock specified in such notice, and
(iii) a certificate of the Holder specifying the event or events which have occurred and entitle the Holder to exercise this Warrant. The Exercise Price for the number of shares of Common Stock specified in the notice shall be payable in immediately available funds.

     Upon such presentation and surrender, ABC shall issue promptly (and within one business day if requested by the Holder) to the Holder or its assignee, transferee or designee the number of shares of Common Stock to which the Holder is entitled hereunder. ABC covenants and warrants that such shares of Common Stock, when so issued, will be duly authorized, validly issued, fully paid and non-assessable, and free and clear of all liens and encumbrances.

     If this Warrant should be exercised in part only, ABC shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares of Common Stock issuable hereunder. Upon receipt by ABC of this Warrant, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of ABC may then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. ABC shall pay all expenses, and any and all United States federal, state and local taxes and other charges, that may be payable in connection with the preparation, issue and delivery of stock certificates pursuant to this Paragraph 1 in the name of the Holder or its assignee, transferee or designee.

     2.   Reservation of Shares; Preservation of Rights of Holder.
          -------------------------------------------------------

     ABC shall at all times, while this Warrant is outstanding and unexercised, maintain and reserve, free from preemptive rights, such number of authorized but unissued shares of Common Stock as may be necessary so that this Warrant may be exercised without any additional authorization of Common Stock after giving effect to all other options, warrants, convertible securities and other rights to acquire shares of Common Stock at the time outstanding. ABC further agrees that (i) it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or omission, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder or under the Warrant Agreement by ABC, (ii) it will promptly take all action (including (A) complying with all premerger notification, reporting and waiting period requirements specified in 15 U.S.C. (S)18a and the regulations promulgated thereunder and (B) in the event that, under Section 3 of the Bank Holding Company Act of 1956, as amended (12 U.S.C. (S)1842(a)(3)), the Change in Bank Control Act of 1978, as amended (12 U.S.C. (S)1817(j)), or the Pennsylvania Banking Code of 1965, as amended, prior approval of the Board of Governors of the Federal Reserve System (the "Board"), the Federal Deposit Insurance Corporation (the "FDIC"), or the Pennsylvania Banking Department (the "Department") is necessary before this Warrant may be exercised, cooperating fully with the Holder in preparing any and all such applications and providing such information as the Board, the FDIC or the Department may require) in order to permit the Holder to exercise this Warrant and ABC duly and effectively to issue shares of its Common Stock hereunder, and (iii) it will promptly take all action necessary to protect the rights of the Holder against dilution as provided herein.

     3.   Fractional Shares.  ABC shall not be required to issue fractional
          -----------------
shares of Common Stock upon exercise of this Warrant but shall pay for any fractional shares in cash or by certified or official bank check at the Exercise Price.

     4.   Exchange or Loss of Warrant.  This Warrant is exchangeable, without
          ---------------------------
expense, at the option of the Holder, upon presentation and surrender hereof at the principal office of ABC for other warrants of different denominations entitling the Holder to purchase in the aggregate the same number of shares of Common Stock issuable hereunder. The term "Warrant" as used herein includes any warrants for which this Warrant may be exchanged. Upon receipt by ABC of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, ABC will execute and deliver a new Warrant of like tenor and date.

     5.   Repurchase.  The Holder shall have the right to require ABC to
          ----------
repurchase all or any portion of this Warrant under the terms and conditions of Paragraph 7 of the Warrant Agreement.

     6.   Adjustment.  The number of shares of Common Stock issuable upon the
          ----------
exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as provided in this Paragraph 6.

          (A)  Stock Dividends, etc.
               ---------------------

               (1) Stock Dividends.  In case ABC shall pay or make a dividend or
                   ---------------
other distribution on any class of capital stock of ABC in Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased by multiplying such number of shares by a fraction of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the day immediately preceding the date of such distribution and the numerator shall be the sum of such number of shares and the total number of shares of Common Stock constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following such distribution.

               (2) Subdivisions.  In case outstanding shares of Common Stock
                   ------------
shall be subdivided into a greater number of shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately decreased, such increase or decrease, as the case may be, to become effective immediately after the opening of business on the day following the date upon which such subdivision or combination becomes effective.

               (3) Reclassifications.  The reclassification of Common Stock into
                   -----------------
securities (other than Common Stock) and/or cash and/or other consideration shall be deemed to involve a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number or amount of securities and/or cash and/or other consideration outstanding immediately thereafter and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective," or "the day upon which such combination becomes effective," as the case may be, within the meaning of clause (2) above.

               (4) Optional Adjustments.  ABC may make such increases in the
                   --------------------
number of shares of Common Stock issuable upon exercise of this Warrant, in addition to those required by this subparagraph (A), as shall be determined by its Board of Directors to be advisable in order to avoid taxation so far as practicable of any dividend of stock or stock rights or any event treated as such for federal income tax purposes to the recipients.

               (5) Adjustment to Exercise Price.  Whenever the number of shares
                   ----------------------------
of Common Stock issuable upon exercise of this Warrant is adjusted as provided in this Paragraph 6(A), the Exercise Price shall be adjusted by a fraction in which the numerator is equal to the number of shares of Common Stock issuable prior to the adjustment and the denominator is equal to the number of shares of Common Stock issuable after the adjustment.

          (B)  Certain Sales of Common Stock.
               -----------------------------

               (1) Adjustment to Shares Issuable.  If and whenever ABC sells or
                   -----------------------------
otherwise issues (other than under circumstances in which Paragraph 6(A) applies) any shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased by multiplying such number of shares by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the day immediately preceding the date of such sale or issuance and the numerator of which shall be the sum of such number of shares and the total number of shares constituting such sale or other issuance, such increase to become effective immediately after the opening of business on the day following such sale or issuance.

               (2) Adjustment to Exercise Price.  If and whenever ABC sells or
                   ----------------------------
otherwise issues any shares of Common Stock (excluding any stock dividend or other issuance not for consideration to which Paragraph 6(A) applies) for a consideration per share which is less than the Exercise Price at the time of such sale or other issuance, then in each such case the Exercise Price shall be forthwith changed (but only if a reduction would result) to the price (calculated to the nearest cent) determined by dividing: (i) an amount equal to the sum of (aa) the number of shares of Common Stock outstanding immediately prior to such issue or sale, multiplied by the then effective Exercise Price, plus (bb) the total consideration, if any, received and deemed received by ABC upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.

          (C)  Definition.  For purposes of this Paragraph 6, the term "Common
               ----------
Stock" shall include (1) any shares of ABC of any class or series which has no preference or priority in the payment of dividends or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of ABC and which is not subject to redemption by ABC, and (2) any rights or options to subscribe for or to purchase shares of Common Stock or any stock or securities convertible into or exchangeable for shares of Common Stock (such convertible or exchangeable stock or securities being hereinafter called "Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable. For purposes of any adjustments made under Paragraph 6(A) or 6(B) as a result of the distribution, sale or other issuance of rights or options or Convertible Securities, the number of Shares of Common Stock outstanding after or as a result of the occurrence of events described in Paragraph 6(A)(1) or 6(B)(1) shall be calculated by assuming that all such rights, options or Convertible Securities have been exercised for the maximum number of shares issuable thereunder.

     7.   Notice.  (A)  Whenever the number of shares of Common Stock for which
          ------
this Warrant is exercisable is adjusted as provided in Paragraph 6, ABC shall promptly compute such adjustment and mail to the Holder a certificate, signed by the principal financial officer of ABC, setting forth the number of shares of Common Stock for which this Warrant is exercisable as a result of such adjustment having become effective.

          (B) Upon the occurrence of any event which results in the Holder having the right to require ABC to repurchase this Warrant, as provided in Paragraph 7 of the Warrant Agreement, ABC shall promptly notify the Holder of such event; and ABC shall promptly compute the Warrant Repurchase Price and furnish to the Holder a certificate, signed by the principal financial officer of ABC, setting forth the Warrant Repurchase Price and the basis and computation thereof.

     8.   Rights of the Holder.  (A)  Without limiting the foregoing or any
          --------------------
remedies available to the Holder, it is specifically acknowledged that the Holder would not have an adequate remedy at law for any breach of the provisions of this Warrant and shall be entitled to specific performance of ABC's obligations under, and injunctive relief against any actual or threatened violation of the obligations of any Person (as defined in Paragraph 7 of the Warrant Agreement) subject to, this Warrant.

          (B) The Holder shall not, by virtue of its status as Holder, be entitled to any rights of a shareholder in ABC.

     9.   Termination.  This Warrant and the rights conferred hereby shall
          -----------
terminate (i) upon the Effective Date of the merger provided for in the Merger Agreement, (ii) upon a valid termination of the Merger Agreement prior to the occurrence of an event described in Paragraph 2 of the Warrant Agreement, or
(iii) to the extent this Warrant has not previously been exercised, 60 days after the occurrence of an event described in Paragraph 2 of the Warrant Agreement.

     10.  Governing Law.  This Warrant shall be deemed to have been delivered
          -------------
in, and shall be governed by and interpreted in accordance with the substantive laws of, the Commonwealth of Pennsylvania.

Dated:  January 26, 1998


                         AMBASSADOR BANK OF THE COMMONWEALTH


                         By:
                            -------------------------------------
                            Timothy J. McDonald, President
                              and Chief Executive Officer



                         Attest:
                                ---------------------------------
                                David M. Lobach, Jr., Secretary

                               WARRANT AGREEMENT
                               -----------------


          THIS WARRANT AGREEMENT is made January 26, 1998 by and between Fulton Financial Corporation, a Pennsylvania business corporation ("FFC") and the Ambassador Bank of the Commonwealth, a Pennsylvania bank ("ABC").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, FFC and ABC have entered into a Merger Agreement of even date (the "Merger Agreement"); and

          WHEREAS, as a condition to FFC's entry into the Merger Agreement and in consideration of such entry, ABC has agreed to issue to FFC, on the terms and conditions set forth herein, a warrant entitling FFC to purchase up to an aggregate of 475,000 shares of ABC's common stock, par value $4.00 per share (the "Common Stock");

          NOW, THEREFORE, in consideration of the execution of the Merger Agreement and the premises herein contained, and intending to be legally bound, FFC and ABC agree as follows:

          1.  Issuance of Warrant.  Concurrently with the execution of the
              -------------------
Merger Agreement and this Agreement, ABC shall issue to FFC a warrant in the form attached as Exhibit A hereto (the "Warrant", which term as used herein shall include any warrant or warrants issued upon transfer or exchange of the original Warrant) to purchase up to 475,000 shares of Common Stock, subject to adjustment as provided in this Agreement and in the Warrant. The Warrant shall be exercisable at a purchase price of $26.75 per share, subject to adjustment as provided in the Warrant (the "Exercise Price"). So long as the Warrant is outstanding and unexercised, ABC shall at all times maintain and reserve, free from preemptive rights, such number of authorized but unissued shares of Common Stock as may be necessary so that the Warrant may be exercised, without any additional authorization of Common Stock, after giving effect to all other options, warrants, convertible securities and other rights to acquire shares of Common Stock. ABC represents and warrants that it has duly authorized the execution and delivery of the Warrant and this Agreement and the issuance of Common Stock upon exercise of the Warrant. ABC covenants that the shares of Common Stock issuable upon exercise of the Warrant shall be, when so issued, duly authorized, validly issued, fully paid and nonassessable and subject to no preemptive rights. The Warrant and the shares of Common Stock to be issued upon exercise of the Warrant are hereinafter collectively referred to, from time to time, as the "Securities." So long as the Warrant is owned by FFC, the Warrant will in no event be exercised for more than that number of shares of Common Stock equal to 475,000 (subject to adjustment as provided in this Agreement and in the Warrant) less the number of shares of Common Stock at the time owned by FFC.

          2.  Assignment, Transfer, or Exercise of Warrant.  FFC will not sell,
              --------------------------------------------
assign, transfer or exercise the Warrant, in whole or in part, without the prior written consent of ABC except (A) if (I) FFC is not in material breach of the agreement or covenants contained in this Agreement or the Merger Agreement and
(II) no preliminary or permanent injunction or other order against the delivery of shares covered by the Warrant issued by any court of competent jurisdiction in the United States shall be in effect and (B) upon or after the occurrence of any of the following: (i) a knowing and intentional breach of any representation, warranty, or covenant set forth in the Merger Agreement by ABC which would permit a termination of the Merger Agreement by FFC pursuant to
Section 8.1(b)(i) thereof which is not cured and which occurs following a proposal from any person (other than FFC) to engage in an Acquisition Transaction; (ii) the failure of ABC's shareholders to approve the Merger Agreement at a meeting called for such purpose if at the time of such meeting there has been a public announcement by any Person (other than FFC) of an offer or proposal to effect an Acquisition Transaction and, within twelve (12) months from the date of such shareholder's meeting, ABC engages in, or enters into a written agreement with respect to, an Acquisition Transaction; (iii) the acquisition by any Person of Beneficial Ownership of 25% or more of the Common Stock (before giving effect to any exercise of the Warrant); (iv) ABC shall have entered into an agreement, letter of intent, or other written understanding with any Person (other than FFC) providing for such Person (A) to engage in an Acquisition Transaction or (B) to negotiate with ABC with respect to an Acquisition Transaction; or (v) termination, or attempted termination, of the Merger Agreement by ABC under Section 5.7 of the Merger Agreement following receipt of a written proposal to engage in an Acquisition Transaction from a third party. As used in this Paragraph 2, the terms "Beneficial Ownership" and "Person" shall have the respective meanings set forth in Paragraph 7(g) herein. For purposes of this Agreement, "Acquisition Transaction" shall mean (x) a merger or consolidation of statutory share exchange or any similar transaction involving ABC, (y) a purchase, lease or other acquisition of all or substantially all of the assets of ABC or (z) a purchase or other acquisition of beneficial ownership of securities resulting in ownership of 25% or more of the voting power of ABC.

          3.  Governmental Filing, Etc.  If, at any time after the Warrant may
              ------------------------
be exercised or sold, ABC shall receive a written request therefor from FFC, ABC shall prepare, file and keep effective and current any required application or filing to register such shares or to obtain required regulatory or other approval for their issuance, and provide or file such documentation as may be required by, all applicable governmental entities or agencies (any such governmental filing(s) hereinafter collectively referred to as the "Governmental Filing"), covering, or in connection with, the Warrant and/or the Common Stock issued or issuable upon exercise of the Warrant. ABC shall use its best efforts to cause the Governmental Filing to become effective and remain current. Without the prior written consent of FFC, neither ABC nor any other holder of securities of ABC may include any other securities in the Governmental Filing. Notwithstanding anything herein to the contrary, FFC shall have right to request the Governmental Filing described in this Section 3 on one occasion only.

      4.  Duties of ABC upon Governmental Filing.  If and whenever ABC is
          --------------------------------------
required by the provisions of Paragraph 3 of this Agreement to make any Governmental Filing or to take any other action, ABC shall:

          (a) prepare and file with the all applicable governmental entities or agencies such amendments to the Governmental Filing and supplements thereto as may be necessary to keep the Governmental Filing effective, current, and accurate;

          (b) furnish to FFC and to any underwriters of the Securities being registered such reasonable number of copies of the Governmental Filing, any documents contained therein, and such other documents as FFC or such underwriters may reasonably request in order to facilitate the public offering of the Securities;

          (c) use its best efforts to register or qualify the Securities covered by the Governmental Filing under the state securities or blue sky laws of such jurisdictions as FFC or such underwriters may reasonably request;

          (d) notify FFC, promptly after ABC shall receive notice thereof, of the time when the Governmental Filing has become effective or any supplement or amendment to any document forming a part of the Governmental Filing has been filed;

          (e) notify FFC promptly of any request by any governmental entities or agencies for the amending or supplementing of the Governmental Filing or any document contained therein, or for additional information;

          (f) prepare and file with all applicable governmental entities or agencies promptly upon the request of FFC, any amendments or supplements to the Governmental Filing or any document contained therein which, in the opinion of counsel for FFC, are required under any law or regulation;

          (g) prepare and promptly file with all governmental entities or agencies such amendments of or supplements to (i) the Governmental Filing or the document contained therein; or (ii) the Governmental Filing as may be necessary to correct any statements or omissions if, at the time when a Governmental Filing relating to such Securities is required to be delivered under law or regulation, any event shall have occurred as the result of which such Governmental Filing as then in effect would include an untrue statement of a material fact or would omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (h) advise FFC, promptly after ABC shall receive notice or obtain knowledge of the issuance of any stop order by any governmental entity or agency suspending the effectiveness of the Governmental Filing or of any action by any governmental entity or agency preventing the exercise of any right or obligation hereunder or that may be exercised in connection herewith, or the initiation or threatening of any proceeding for such purpose, and promptly use its best efforts to prevent such action or to obtain its withdrawal if such action should be taken; and

          (i) at the request of FFC, furnish on the date or dates provided for in any underwriting agreement: (i) an opinion or opinions of counsel for ABC for the purposes of such Governmental Filing, addressed to the underwriters and to FFC, covering such matters as such underwriters and FFC may reasonably request and as are customarily covered by issuer's counsel at that time; and (ii) a letter or letters from the independent certified public accountants for ABC, addressed to the underwriters and to FFC, covering such matters as such underwriters or FFC may reasonably request, in which letters such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and that, in the opinion of such accountants, the financial statements and other financial data of ABC included in the Governmental Filing or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act or such other law or regulation as may be at issue.

     5.   Expenses of Registration.  With respect to the Governmental Filing
          ------------------------
requested pursuant to Paragraph 3 of this Agreement, (a) ABC shall bear all registration, filing and NASD fees, printing and engraving expenses, fees and disbursements of its counsel and accountants and all legal fees and disbursements and other expenses of ABC to comply with state securities or blue sky laws of any jurisdictions in which the Securities to be offered are to be registered or qualified; and (b) FFC shall bear all fees and disbursements of its counsel and accountants, underwriting discounts and commissions, transfer taxes for FFC and any other expenses incurred by FFC.

     6.  Indemnification.  In connection with any Registration Statement or
         ---------------
Governmental Filing or any amendment or supplement thereto:

         (a) ABC shall indemnify and hold harmless FFC, any underwriter for FFC, and each person, if any, who controls FFC or such underwriter from and against any and all loss, damage, liability, cost or expense to which FFC or any such underwriter or controlling person may become subject under any applicable law, insofar as such loss, damage, liability, cost or expense arises out of or is caused by any untrue statement or alleged untrue statement of any material fact contained in the Governmental Filing, any document contained therein or any amendment or supplement to the foregoing, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that ABC will not be
                                     --------  -------
     liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by FFC, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

         (b) FFC shall indemnify and hold harmless ABC, any underwriter and each person, if any, who controls ABC or such underwriter from and against any and all loss, damage, liability, cost or expense to which ABC or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such loss, damage, liability, cost or expense arises out of or is caused by any untrue or alleged untrue statement of any material fact contained in the Governmental Filing, any document contained therein or any amendment or supplement to the foregoing, or arises out of or is based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that FFC will not
                                           --------  -------
     be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by ABC, such underwriter, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

         (c) Promptly after receipt by any party which is entitled to be indemnified, pursuant to the provisions of subparagraph (a) or (b) of this Paragraph 6, of any claim in writing or of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to the provisions of subparagraph
     (a) or (b) of this Paragraph 6, promptly notify the indemnifying party of the receipt of such claim or notice of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may otherwise have to any indemnified party hereunder. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the
                                             --------  -------
     defendants in any action include both the indemnified party or parties and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing any indemnified party, such indemnified party shall have the right to select separate counsel to participate in the defense of such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party, pursuant to the provisions of subparagraph (a) or (b) of this Paragraph 6, for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation, unless
     (i) such indemnified party shall have employed separate counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

          (d) If recovery is not available under the foregoing indemnification provisions, for any reason other than as specified therein, any party entitled to indemnification by the terms thereof shall be entitled to obtain contribution with respect to its liabilities and expenses, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act or such other law or regulation as may be applicable. In determining the amount of contribution to which the respective parties are entitled there shall be considered the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and/or prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. FFC and ABC agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation even if the underwriters and FFC as a group were considered a single entity for such purpose.

     7.  Redemption and Repurchase Rights.
         --------------------------------

         (a) From and after the date on which any event described in Paragraph 2 of this Agreement occurs, the Holder as defined in the Warrant (which shall include a former Holder), who has exercised the Warrant in whole or in part shall have the right to require ABC to redeem some or all of the shares of Common Stock for which the Warrant was exercised at a redemption price per share (the "Redemption Price") equal to the highest of: (i) the Exercise Price, (ii) the highest price paid or agreed to be paid for any share of Common Stock by an Acquiring Person (as defined below) during the one year period immediately preceding the date of redemption, and (iii) in the event of a sale of all or substantially all of ABC's assets: (x) the sum of the price paid in such sale for such assets and the current market value of the remaining assets of ABC as determined by a recognized investment banking firm selected by such Holder, divided by (y) the number of shares of Common Stock then outstanding. If the price paid consists in whole or in part of securities or assets other than cash, the value of such securities or assets shall be their then current market value as determined by a recognized investment banking firm selected by the Holder.

         (b) From and after the date on which any event described in Paragraph 2 of this Agreement occurs, the Holder as defined in the Warrant (which shall include a former Holder), shall have the right to require ABC to repurchase all or any portion of the Warrant at a price (the "Warrant Repurchase Price") equal to the product obtained by multiplying: (i) the number of shares of Common Stock represented by the portion of the Warrant that the Holder is requiring ABC to repurchase, times (ii) the excess of the Redemption Price over the Exercise Price.

         (c) The Holder's right, pursuant to this Paragraph 7, to require ABC to repurchase a portion or all of the Warrant, and/or to require ABC to redeem some or all of the shares of Common Stock for which the Warrant was exercised, shall expire on the close of business on the 60th day following the occurrence of any event described in Paragraph 2.

         (d) The Holder may exercise its right, pursuant to this Paragraph 7, to require ABC to repurchase all or a portion of the Warrant, and/or to require ABC to redeem some or all of the shares of Common Stock for which the Warrant was exercised, by surrendering for such purpose to ABC, at its principal office within the time period specified in the preceding subparagraph, the Warrant and/or a certificate or certificates representing the number of shares to be redeemed accompanied by a written notice stating that it elects to require ABC to repurchase the Warrant or a portion thereof and/or to redeem all or a specified number of such shares in accordance with the provisions of this Paragraph 7. As promptly as practicable, and in any event within five business days after the surrender of the Warrant and/or such certificates and the receipt of such notice relating thereto, ABC shall deliver or cause to be delivered to the Holder: (i) the applicable Redemption Price (in immediately available funds) for the shares of Common Stock which it is not then prohibited under applicable law or regulation from redeeming, and/or (ii) the applicable Warrant Repurchase Price, and/or
     (iii) if the Holder has given ABC notice that less than the whole Warrant is to be repurchased and/or less than the full number of shares of Common Stock evidenced by the surrendered certificate or certificates are to be redeemed, a new certificate or certificates, of like tenor, for the number of shares of Common Stock evidenced by such surrendered certificate or certificates less the number shares of Common Stock redeemed and/or a new Warrant reflecting the fact that only a portion of the Warrant was repurchased.

          (e) To the extent that ABC is prohibited under applicable law or regulation, or as a result of administrative or judicial action, from repurchasing the Warrant and/or redeeming the Common Stock as to which the Holder has given notice of repurchase and/or redemption, ABC shall immediately so notify the Holder and thereafter deliver or cause to be delivered, from time to time to the Holder, the portion of the Warrant Repurchase Price and/or the Redemption Price which it is no longer prohibited from delivering, within five business days after the date on which ABC is no longer so prohibited; provided, however, that to the extent
                                           --------  -------
     that ABC is at the time and after the expiration of 25 months, so prohibited from delivering the Warrant Repurchase Price and/or the Redemption Price, in full (and ABC hereby undertakes to use its best efforts to obtain all required regulatory and legal approvals as promptly as practicable), ABC shall deliver to the Holder a new Warrant (expiring one year after delivery) evidencing the right of the Holder to purchase that number of shares of Common Stock representing the portion of the Warrant which ABC is then so prohibited from repurchasing, and/or ABC shall deliver to the Holder a certificate for the shares of Common Stock which ABC is then so prohibited from redeeming, and ABC shall have no further obligation to repurchase such new Warrant or redeem such Common Stock; and
                                                                            ---
     provided further, that upon receipt of such notice and until five days
     -------- -------
     thereafter the Holder may revoke its notice of repurchase of the Warrant and/or redemption of Common Stock by written notice to ABC at its principal office stating that the Holder elects to revoke its election to exercise its right to require ABC to repurchase the Warrant and/or redeem the Common Stock, whereupon ABC will promptly redeliver to the Holder the Warrant and/or the certificates representing shares of Common Stock surrendered to ABC for purposes of such repurchase and/or redemption, and ABC shall have no further obligation to repurchase such Warrant and/or redeem such Common Stock.

          (f) Notwithstanding anything to the contrary herein, ABC shall be obligated to pay any sums due FFC or any other Holders under this Paragraph 7 only upon consummation of an Acquisition Transaction referenced in Paragraph 2 herein; provided, however, ABC's obligation to make such a payment due to the exercise event described in clause (iii) or the definition of Acquisition Transaction described in clause (z) of Paragraph 2 shall become binding only upon an acquisition of Beneficial Ownership resulting in ownership of 50% or more of the ABC Common Stock or securities resulting in ownership of 50% or more of the voting power of ABC.

          (g) As used in this Agreement the following terms have the meanings indicated:

               (1) "Acquiring Person" shall mean any "Person" (hereinafter defined) who or which is the "Beneficial Owner" (hereinafter defined) of 25% or more of the Common Stock;

               (2) A "Person" shall mean any individual, firm, corporation or other entity and shall also include any syndicate or group deemed to be a "Person" by operation of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended;

               (3) A Person shall be a "Beneficial Owner", and shall have "Beneficial Ownership", of all securities:

                    (i) which such Person or any of its Affiliates (as hereinafter defined) beneficially owns, directly or indirectly; and

                    (ii) which such Person or any of its Affiliates or Associates has (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time or otherwise) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (2) the right to vote pursuant to any proxy, power of attorney, voting trust, agreement, arrangement or understanding; and

               (4) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the regulations promulgated by the SEC under the Securities and Exchange Act of 1934, as amended.

     8.  Remedies.  Without limiting the foregoing or any remedies available to
         --------
FFC, it is specifically acknowledged that FFC would not have an adequate remedy at law for any breach of this Warrant Agreement and shall be entitled to specific performance of ABC's obligations under, and injunctive relief against any actual or threatened violation of the obligations of any Person subject to, this Agreement.

     9.  Miscellaneous.
         -------------

         (a) The representations, warranties, and covenants of ABC set forth in the Merger Agreement are hereby incorporated by reference in and made a part of this Agreement, as if set forth in full herein.

         (b) This Agreement, the Warrant and the Merger Agreement set forth the entire understanding and agreement of the parties hereto and supersede any and all prior agreements, arrangements and understandings, whether written or oral, relating to the subject matter hereof and thereof. No amendment, supplement, modification, waiver, or termination of this Agreement shall be valid and binding unless executed in writing by both parties.

         (c) This Agreement shall be deemed to have been made in, and shall be governed by and interpreted in accordance with the substantive laws of, the Commonwealth of Pennsylvania.

     10. Termination.  This Agreement, and all of ABC's obligations hereunder,
         -----------
shall automatically terminate, without further action of the parties, at the time the Warrant terminates.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers as of the day and year first above written.


                         FULTON FINANCIAL CORPORATION


                         By:
                            --------------------------------------
                            Rufus A. Fulton, Jr., President
                              and Chief Executive Officer

                         Attest:
                                ----------------------------------
                                William R. Colmery, Secretary



                         AMBASSADOR BANK OF THE COMMONWEALTH


                         By:
                            --------------------------------------
                            Timothy J. McDonald, President
                              and Chief Executive Officer

                         Attest:
                                ----------------------------------
                                David M. Lobach, Jr., Secretary